October 1, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Bond Funds

Income Funds Class A and Class C Shares	Inflation Protected Securities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of this fund, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summary

Inflation Protected Securities Fund

Policies & Services

Buying Shares

Selling Shares

Managing Your Investment

Additional Information

Management

More About The Fund

For More Information

Fund Summary

Introduction

This section of the prospectus describes the objective of the First American Inflation Protected Securities Fund, summarizes the principal investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.

An investment in the fund is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the fund, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Inflation Protected Securities Fund Class A and Class C Shares

Fund Summary

Inflation Protected Securities FUND

Objective

Inflation Protected Securities Fund seeks to provide investors with total return while providing protection against inflation.

Principal Investment Strategies

Under normal market conditions, Inflation Protected Securities Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The fund’s investments in U.S. Government inflation protected securities will include U.S. Treasury inflation-protection securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected bonds issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected. These holdings may include the following:

  domestic and foreign corporate debt obligations.
  securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
  debt obligations of foreign governments.
  residential and commercial mortgage-backed securities.
  asset-backed securities supported by credit card loans, automobile loans, home equity loans, corporate bonds, commercial loans, or other loans or receivables that by their terms convert into cash within a finite time period.
  derivative instruments, as discussed below.

When selecting securities for the fund, the portfolio managers use a “top-down” approach, looking first at general economic factors and market conditions. The managers then select securities that they believe have strong relative value based on an analysis of a security’s characteristics (such as principal value, coupon rate, maturity, duration and yield) in light of these general economic factors and market conditions. The managers will sell securities if the securities no longer meet these criteria, if other investments appear to be a better relative value, to manage the duration of the fund, or to meet redemption requests.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. However, up to 10% of the fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Quality determinations regarding unrated securities will be made by the fund’s advisor.

The fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign issuers.

The fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between 8 and 15 years and an average effective duration of between 4 and 10 years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealer, banks, and other institutions.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; interest rate caps and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may also invest

Prospectus –	First American Inflation Protected Securities Fund Class A and Class C Shares

Fund Summary

Inflation Protected Securities FUND continued

in commodity-linked derivative instruments, including swap agreements on commodity indexes or specific commodities; commodity options, futures and options on futures; and commodity-linked notes. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund will use these derivatives for hedging purposes and not for speculation.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates, inflation and other factors, which means you could lose money. The principal risks of investing in this fund include:

Interest Rate Risk.   Debt securities typically decrease in value when interest rates rise and increase in value when interest rates fall, with longer-term debt securities generally being more sensitive to interest rate changes. However, interest rates on conventional debt securities have two components: a “real” interest rate and an increment that reflects investor expectations of future inflation. Because interest rates on inflation protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the values of inflation protected debt securities are expected to change in response to changes in “real” interest rates. Generally, the value of an inflation protected debt security will fall when real interest rates rise and rise when real interest rates fall. Effective maturity and effective duration, explained in “More About the Fund — Investment Strategies,” are measures of the fund’s interest rate risk. Although inflation protected debt securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund’s value. See “Risks of Indexing Methodology,” below.

Income Risk.   The fund’s income could decline due to falling market interest rates. In addition, the fund’s income distributions are expected to fluctuate significantly more than those of a typical bond fund, since the fund’s income will change with changes in inflation. During periods of extreme deflation, the fund could have no income at all to distribute.

Credit Risk.   An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security.

Call Risk.   During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Tax Consequences of Inflation Adjustments.   Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in the fund’s gross income. Because the fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so.

Risks of Indexing Methodology.   There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation protected security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

Liquidity Risk.   The market for inflation protected debt securities is relatively new and is still developing. For this reason, the market may, at times, have relatively low trading volume, which could result in lower liquidity and increased volatility in prices.

Risks of Mortgage- and Asset-Backed Securities.   Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to reinvest at lower interest rates. This is referred to as “prepayment risk.” On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities and causing their interest rate sensitivity to increase. This is referred to as “extension risk.” For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Fund — Risks.”

Foreign Security Risk.   Investing in the securities of foreign issuers may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of High-Yield Securities.   A portion of the fund’s portfolio may consist of lower-rated debt obligations, which are commonly called “high-yield” securities or “junk bonds.”

Prospectus –	First American Inflation Protected Securities Fund Class A and Class C Shares

Fund Summary

Inflation Protected Securities FUND continued

High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Risks of Securities Lending.   When the fund lends securities, it is subject to the risk that the other party to a securities lending agreement will default on its obligation.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives if interest rates, currencies, indices, or securities or commodities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based. The Fund may enter into OTC derivatives. Transactions in the OTC markets generally are conducted between institutions on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Risks of Active Management.   The fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Fund Performance

Because Inflation Protected Securities Fund was not offered prior to the date of this prospectus, no performance information is presented.

Prospectus –	First American Inflation Protected Securities Fund Class A and Class C Shares

Fund Summary

Inflation Protected Securities FUND continued

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the fund. You pay shareholder fees directly when you buy or sell shares. You pay annual fund operating expenses indirectly since they are deducted from fund assets.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C

Maximum Sales Charge (Load)	4.25%	1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%[1]	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	0.00%[2]	1.00%
Annual Maintenance Fee[3] only charged to accounts with balances below $500	$50	$50
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Other Expenses[4]	0.30%	0.30%
Total Annual Fund Operating Expenses[5]	1.05%	1.80%

1Certain investors may qualify for reduced sales charges. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

2Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See “Policies & Services — Buying Shares, Calculating Your Share Price.”

3The fund reserves the right to charge your account an annual maintenance fee of $50 if your balance falls below $500 as a result of selling or exchanging shares. See “Policies & Services — Selling Shares, Accounts with Low Balances.”

4“Other Expenses” are based on estimated amounts for the current fiscal year.

5The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.85% and 1.60%, respectively, for Class A and Class C shares. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

	Class A	Class C assuming redemption at end of each period	Class C assuming no redemption at end of each period

1 year	$528	$283	$183
3 years	$745	$566	$566

Prospectus –	First American Inflation Protected Securities Fund Class A and Class C Shares

Policies & Services

Buying Shares

This prospectus offers Class A and Class C shares, which have different cost structures. You should decide which class best suits your needs. Generally, it is more advantageous for an investor who is considering an investment in Class C shares of more than $1,000,000, or who is otherwise eligible to purchase Class A shares without a front-end sales charge, to invest in Class A shares instead.

Class A Shares.   Class A shares have:

  a front-end sales charge determined by the amount of your purchase. See “Calculating Your Share Price — Class A Shares.”
  annual shareholder servicing (12b-1) fees of 0.25%. See “Fund Summaries — Fees and Expenses.”
  reduced sales charges for larger purchases. See “Reducing Your Sales Charge.”
  no front-end sales charge for purchases of $1 million or more, but these purchases may be subject to a 1.00% contingent deferred sales charge (CDSC). See “Calculating Your Share Price — For Investments of Over $1 Million.”

Class C Shares.   Class C shares have:

  a 1.00% CDSC if you redeem your shares within 12 months of purchase. See “Calculating Your Share Price — Class C Shares.”
  annual distribution and shareholder servicing (12b-1) fees of 1.00%. See “Fund Summaries — Fees and Expenses.”
  Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.

12b-1 Fees

The fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund’s distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For	12b-1 fees are equal to:

Class A shares	0.25% of average daily net assets
Class C shares	1% of average daily net assets

Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Class A share 12b-1 fee is a shareholder servicing fee. For Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee. The fund’s distributor may use these fees to compensate investment professionals, participating institutions, and “one-stop” mutual fund networks (institutions) for sales and/or administrative services performed on behalf of the institution’s customers. For Class A shares, the distributor begins to pay shareholder servicing fees to these institutions immediately after you purchase shares. For Class C shares, the distributor begins to pay shareholder servicing and distribution fees to these institutions one year after you purchase shares, but only if you continue to hold the shares at that time. In both cases, the institutions continue to receive these fees for as long as you hold fund shares. The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services.

Calculating Your Share Price

Your purchase price will be based on the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

The fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the fund’s board of directors.

Class A Shares.   Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The fund’s distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

	Sales Charge
	As a % of Offering Price	As a % of Net Asset Value	Maximum Reallowance as a % of Purchase Price

Less than $50,000	4.25%	4.44%	4.00%
$50,000 – $99,999	4.00%	4.17%	3.75%
$100,000 – $249,999	3.50%	3.63%	3.25%
$250,000 – $499,999	2.50%	2.56%	2.25%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million and over	0.00%	0.00%	0.00%

Reducing Your Sales Charge.   As shown in the preceding table, larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as described below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing.

Prospectus –	First American Inflation Protected Securities Fund Class A and Class C Shares

Policies & Services

Buying Shares continued

Otherwise, simply inform your investment professional or financial institution, or Investors Services if you are purchasing shares by wire, and they will notify the fund.

You should provide your investment professional or financial institution with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

  all of your accounts (including, for example, retirement accounts) at your investment professional’s firm or at your financial institution;
  all of your accounts at any other firm or financial institution;
  all accounts of any related party (such as a spouse or child) held with any investment professional or financial institution.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your investment professional or financial institution may have this information.

Prior Purchases.   Prior purchases of Class A, Class B, and Class C shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, whichever is greater. For example, let’s say you’re making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but that are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000.

Purchases by Related Accounts.   Concurrent and prior purchases of Class A, Class B, and Class C shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse, and your children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.

Letter of Intent.   If you plan to invest $50,000 or more over a 13-month period in Class A, Class B, or Class C shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See “For Investments of Over $1 Million.”

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI).

Purchasing Class A Shares Without a Sales Charge.   The following persons may purchase the fund’s Class A shares at net asset value without a sales charge:

  the advisor;
  the subadvisor to any other First American fund;
  any affiliates of the advisor or any such subadvisor, or any of their or the fund’s officers, directors, employees, retirees, sales representatives and partners;
  registered representatives of any broker-dealer authorized to sell fund shares;
  full-time employees of the fund’s counsel;
  members of the immediate families of any of the foregoing (i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);
  fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers;
  purchasers through “one-stop” mutual fund networks through which the fund is made available;
  purchasers participating in asset allocation “wrap” accounts offered by the advisor or any of its affiliates, retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Internal Revenue Code and “rabbi trusts”), which plans and trusts purchase through “one-stop” mutual fund networks, or for which an affiliate of the advisor acts as trustee or administrator;
  bank trust departments;
  individuals rolling over assets into an IRA from a retirement plan that offered First American funds; and
  401(k), 403(b) and 457 plans, and profit sharing and pension plans which invest $1 million or more. Your investment professional or financial institution must notify the fund if your retirement/deferred compensation plan is eligible for the sales load waiver.

Additional Information.   A link to additional information regarding the fund’s shares and sales charge breakpoints will be available on the fund’s web site at http://www.firstamericanfunds.com, beginning no later than December 31, 2004.

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Policies & Services

Buying Shares continued

For Investments of Over $1 Million

There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission from the distributor of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. This CDSC will be paid to the distributor. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The fund’s distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

  redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
  redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70.
  redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.
  redemptions required as a result of over contribution to an IRA plan.

Class C Shares.   Your purchase price for Class C shares is their net asset value — there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Although you pay no front-end sales charge when you buy Class C shares, the fund’s distributor pays a sales commission of 1% of the amount invested to your investment professional or participating institution. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC will be waived for:

  redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.
  redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70.
  redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account’s value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.
  redemptions required as a result of over contribution to an IRA plan.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming the fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of the fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four-exchange limit described under “Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the fund and its shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the fund may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may become a shareholder in the fund with an initial investment of $1,000 or more ($500 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The fund has the right to waive these minimum investment requirements for employees of the

Prospectus –	First American Inflation Protected Securities Fund Class A and Class C Shares

Policies & Services

Buying Shares continued

fund’s advisor and its affiliates. The fund also has the right to reject any purchase order.

You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next NAV calculated after your order is received in proper form by the fund or one of its “authorized financial intermediaries,” plus any applicable sales charge. An “authorized financial intermediary” is an investment professional or financial institution that the fund has authorized to accept orders on its behalf. To make sure that your order is in proper form, you must follow the directions for purchasing shares given below and supply the fund with any identifying information required under Federal law, as discussed above.

By Phone.   You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the fund’s distributor. Orders placed through an authorized financial intermediary will be priced at the NAV calculated on that day if received by the intermediary by the close of regular trading on the New York Stock Exchange. In the case of other investment professionals or financial institutions, you will have to transmit your request by an earlier time in order for your purchase request to be priced at that day’s NAV. This allows your investment professional or financial institution time to process your request and transmit it to the fund by the close of regular trading on the New York Stock Exchange. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 800 677-FUND before the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the fund receives payment by wire. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American Inflation Protected Securities Fund
(investor name and investor account #)

You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail.   To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201–3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

  all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.
  cash, including cashier’s checks or money orders, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards may not be accepted.
  if a check does not clear your bank, the fund reserves the right to cancel the purchase, and you could be liable for any fees incurred by the fund as a result of your check failing to clear.

Investing Automatically

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

  by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.
  through automatic monthly exchanges of your First American fund into another First American fund of the same class.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling Investor Services at 800 677-FUND.

Prospectus –	First American Inflation Protected Securities Fund Class A and Class C Shares

Policies & Services

Selling Shares

How to Sell Shares

You may sell your shares on any day when the New York Stock Exchange is open. However, redemption of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be sold at the next net asset value calculated after your order is received in proper form by the fund or an authorized financial intermediary, less any applicable contingent deferred sales charge. Be sure to read the section “Buying Shares” for a description of contingent deferred sales charges. To make sure that your order is in proper form, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

To minimize the effect of large redemption requests, the fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Redemption In Kind.”

By Phone.   If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. If your investment professional or financial institution is an authorized financial intermediary, your shares will be sold at the NAV calculated on that day if received by the intermediary by the close of regular trading on the New York Stock Exchange. In the case of other investment professionals or financial institutions, you will have to call by an earlier time in order for your shares to be priced at that day’s NAV. This allows your investment professional or financial institution time to process your request and transmit it to the fund by the close of regular trading on the New York Stock Exchange. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The First American funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail.   To sell shares by mail, send a written request to your investment professional or financial institution, or to the fund at the following address:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201–3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

  name of the fund.
  account number.
  dollar amount or number of shares redeemed.
  name on the account.
  signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

  you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.
  you would like the check mailed to an address other than the address on the fund’s records.
  your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

Systematic Withdrawals

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in the fund, due to sales charges and tax liabilities.

Reinvesting After a Sale

If you sell Class A shares of a First American fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.

Prospectus –	First American Inflation Protected Securities Fund Class A and Class C Shares

Policies & Services

Selling Shares continued

Accounts with Low Balances

If your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

  deduct a $50 annual account maintenance fee, or
  close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

How to Exchange Shares

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y shares of the same or another First American fund if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody, or agency account with a financial institution which invests in Class Y shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of the fund for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class C shares for Class C shares of another First American fund, the time you held the shares of the “old” fund will be added to the time you hold the shares of the “new” fund for purposes of determining your CDSC.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The First American funds have the right to limit exchanges to four times per year.

By Phone.   If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 800 677-FUND. Your instructions must be received before 3:00 p.m. Central time, or by the earlier time specified by an investment professional or financial institution that is not an authorized financial intermediary, in order for shares to be exchanged the same day.

By Mail.   To exchange shares by written request, please follow the procedures under “Selling Shares.” Be sure to include the names of both funds involved in the exchange.

Telephone Transactions

You may buy, sell, or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 800 677-FUND to request the appropriate form.

The fund and its agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The fund and its agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the fund by telephone during periods of unusual market activity. If you are unable to reach the fund or its agents by telephone, please consider sending written instructions.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on the fund and its remaining shareholders, the fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with those securities until their disposition.

Prospectus –	First American Inflation Protected Securities Fund Class A and Class C Shares

Policies & Services

Managing Your Investment

Staying Informed

Shareholder Reports.   Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors’ report.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit its mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations.   Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, the fund does not send statements for funds held in a brokerage account.

Dividends and Distributions

Dividends from the fund’s net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, the fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions.   The fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from the fund’s net investment income and short-term capital gains are taxable as ordinary income. Distributions of the fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The fund expects that, as a result of its investment objective and strategies, its distributions will consist primarily of ordinary income and that the distributions will not be treated as “qualified dividends” that are taxed at the same rates as long-term capital gains.

Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in the fund’s gross income. Because the fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital. Estimates of inflation may be used in the determination of monthly income dividend rates.

Taxes on Transactions.   The sale of fund shares, or the exchange of the fund’s shares for shares of another First American fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of the fund’s shares for another class of the fund’s shares will not be taxable.

Prospectus –	First American Inflation Protected Securities Fund Class A and Class C Shares

Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the fund’s investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of June 30, 2004, U.S. Bancorp Asset Management and its affiliates had more than $122 billion in assets under management, including investment company assets of more than $56 billion. As investment advisor, U.S. Bancorp Asset Management manages the fund’s business and investment activities, subject to the authority of the fund’s board of directors. The fund pays the investment advisor a monthly fee for providing investment advisory services equal, on an annual basis, to 0.50% of the fund’s average daily net assets.

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the fund’s investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services.   U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the fund. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of the fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the fund.

Administration Services.   U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services.   Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the fund and receives sales charges, distribution and shareholder servicing fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the fund.

Securities Lending Services.   In connection with lending its portfolio securities, the fund pays administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 35% of the fund’s income from these securities lending transactions.

Shareholder Servicing Fees.   To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive shareholder servicing fees from the fund’s distributor.

Portfolio Management

The fund is managed by a team of persons associated with U.S. Bancorp Asset Management.

Prospectus –	First American Inflation Protected Securities Fund Class A and Class C Shares

Additional Information

More About The Fund

Objective

The fund’s objective, which is described in the “Fund Summary” section, may be changed without shareholder approval. If the fund’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that the fund will achieve its objective.

Investment Strategies

The fund’s principal investment strategies are discussed in the “Fund Summary” section. These are the strategies that the fund’s investment advisor believes are most likely to be important in trying to achieve the fund’s objective. More information about some of these strategies is presented below. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Consistent with its name, the fund has adopted an investment strategy requiring that at least 80% of its net assets (plus the amount of any borrowings for investment purposes) be invested in inflation protected debt securities. You will be notified at least 60 days in advance of any change to this investment strategy.

Investment Approach.   Fund managers generally employ a “top-down” approach in selecting securities for the fund. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the fund. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection.

U.S. Government Agency Securities.    The fund’s investments in inflation protected securities include securities issued by agencies and instrumentalities of the U.S. Government. Currently, there are inflation protected securities available in the secondary market that have been issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Banks (FHLB) and the Tennessee Valley Authority (TVA). The fund also invests in U.S. Government and agency securities that are not inflation protected securities. These securities include securities issued by the Government National Mortgage Association (GNMA), FNMA, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal Farm Credit Bank (FFCB), the U.S. Agency for International Development (U.S. AID), FHLB and TVA. Securities issued by GNMA, TVA and U.S. AID are backed by the full faith and credit of the U.S. Government. Securities issued by FNMA and FHLMC are supported by the right to borrow directly from the U.S. Treasury. The other U.S. Government agency and instrumentality securities in which the fund invests are backed solely by the credit of the agency or instrumentality issuing the obligations. No assurances can be given that the U.S. Government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so.

Effective Maturity.   Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Effective Duration.   Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Temporary Investments.   In an attempt to respond to adverse market, economic, political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the fund’s advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent the fund from achieving its investment objectives.

Portfolio Turnover.   Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities.

Risks

The principal risks of investing in the fund are summarized in the “Fund Summary” section. More information about principal fund risks is presented below.

Prospectus –	First American Inflation Protected Securities Fund Class A and Class C Shares

Additional Information

More About The Fund continued

Income Risk.   The fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk,” or prepaid, see “Prepayment Risk”) in lower-yielding securities.

Credit Risk.   The fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual.

The fund attempts to minimize credit risk by investing primarily in securities considered at least investment grade at the time of purchase or in unrated securities of comparable quality. The fund may invest up to 10% of its net assets in securities rated lower than investment grade. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

Risks of High-Yield Securities.   A portion of the fund’s portfolio may consist of lower-rated corporate debt obligations, which are commonly referred to as “high-yield” securities or “junk bonds.” Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Liquidity Risk.   The fund is exposed to liquidity risk because of its investments in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance. Infrequent trading may also lead to greater price volatility.

Foreign Security Risk.   International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk.   Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Political and Economic Risks.   International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Foreign Tax Risk.   The fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

Risk of Investment Restrictions.   Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Foreign Securities Market Risk.   Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Information Risk.   Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Call Risk.   Many corporate bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity

Prospectus –	First American Inflation Protected Securities Fund Class A and Class C Shares

Additional Information

More About The Fund continued

date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Prepayment Risk.   Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as credit card loans, automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. The fund would have to reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Extension Risk.   Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Risks of Securities Lending.   When the fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the fund enters into loan arrangements only with institutions which the fund’s advisor has determined are creditworthy under guidelines established by the fund’s board of directors.

Risks of Derivative Instruments.   The use of derivative instruments exposes the fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities or commodities prices, index prices, currencies or interest rates will not move in the direction that the advisor anticipates; in the case of a credit default swap, the risk that the advisor will incorrectly evaluate the creditworthiness of the company or companies on which the swap is based; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If the fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

The fund’s investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Prospectus –	First American Inflation Protected Securities Fund Class A and Class C Shares

(This page has been left blank intentionally.)

For More Information

More information about the fund is available in the fund’s Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the fund’s investments will be available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

You can obtain a free copy of the fund’s SAI and/or free copies of the fund’s most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the fund is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROIPSA    10/04

SEC file number:   811-05309

   First American Funds™

October 1, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Bond Funds

Income Funds Class R Shares	Inflation Protected Securities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of this fund, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summary

Inflation Protected Securities Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Fund

For More Information

Fund Summary

Introduction

This section of the prospectus describes the objective of the First American Inflation Protected Securities Fund, summarizes the principal investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.

An investment in the fund is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the fund, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Prospectus –	First American Inflation Protected Securities Fund Class R Shares

1

Fund Summary

Inflation Protected Securities FUND

Objective

Inflation Protected Securities Fund seeks to provide investors with total return while providing protection against inflation.

Principal Investment Strategies

Under normal market conditions, Inflation Protected Securities Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The fund’s investments in U.S. Government inflation protected securities will include U.S. Treasury inflation-protection securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected bonds issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected. These holdings may include the following:

  domestic and foreign corporate debt obligations.
  securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
  debt obligations of foreign governments.
  residential and commercial mortgage-backed securities.
  asset-backed securities supported by credit card loans, automobile loans, home equity loans, corporate bonds, commercial loans, or other loans or receivables that by their terms convert into cash within a finite time period.
  derivative instruments, as discussed below.

When selecting securities for the fund, the portfolio managers use a “top-down” approach, looking first at general economic factors and market conditions. The managers then select securities that they believe have strong relative value based on an analysis of a security’s characteristics (such as principal value, coupon rate, maturity, duration and yield) in light of these general economic factors and market conditions. The managers will sell securities if the securities no longer meet these criteria, if other investments appear to be a better relative value, to manage the duration of the fund, or to meet redemption requests.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. However, up to 10% of the fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Quality determinations regarding unrated securities will be made by the fund’s advisor.

The fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign issuers.

The fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between 8 and 15 years and an average effective duration of between 4 and 10 years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealer, banks, and other institutions.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; interest rate caps and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may also invest

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Fund Summary

Inflation Protected Securities FUND continued

in commodity-linked derivative instruments, including swap agreements on commodity indexes or specific commodities; commodity options, futures and options on futures; and commodity-linked notes. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund will use these derivatives for hedging purposes and not for speculation.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates, inflation and other factors, which means you could lose money. The principal risks of investing in this fund include:

Interest Rate Risk.   Debt securities typically decrease in value when interest rates rise and increase in value when interest rates fall, with longer-term debt securities generally being more sensitive to interest rate changes. However, interest rates on conventional debt securities have two components: a “real” interest rate and an increment that reflects investor expectations of future inflation. Because interest rates on inflation protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the values of inflation protected debt securities are expected to change in response to changes in “real” interest rates. Generally, the value of an inflation protected debt security will fall when real interest rates rise and rise when real interest rates fall. Effective maturity and effective duration, explained in “More About the Fund — Investment Strategies,” are measures of the fund’s interest rate risk. Although inflation protected debt securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund’s value. See “Risks of Indexing Methodology,” below.

Income Risk.   The fund’s income could decline due to falling market interest rates. In addition, the fund’s income distributions are expected to fluctuate significantly more than those of a typical bond fund, since the fund’s income will change with changes in inflation. During periods of extreme deflation, the fund could have no income at all to distribute.

Credit Risk.   An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security.

Call Risk.   During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Tax Consequences of Inflation Adjustments.   Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in the fund’s gross income. Because the fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so.

Risks of Indexing Methodology.   There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation protected security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

Liquidity Risk.   The market for inflation protected debt securities is relatively new and is still developing. For this reason, the market may, at times, have relatively low trading volume, which could result in lower liquidity and increased volatility in prices.

Risks of Mortgage- and Asset-Backed Securities.   Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to reinvest at lower interest rates. This is referred to as “prepayment risk.” On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities and causing their interest rate sensitivity to increase. This is referred to as “extension risk.” For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Fund — Risks.”

Foreign Security Risk.   Investing in the securities of foreign issuers may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of High-Yield Securities.   A portion of the fund’s portfolio may consist of lower-rated debt obligations, which are commonly called “high-yield” securities or “junk bonds.”

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Fund Summary

Inflation Protected Securities FUND continued

High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Risks of Securities Lending.   When the fund lends securities, it is subject to the risk that the other party to a securities lending agreement will default on its obligation.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives if interest rates, currencies, indices, or securities or commodities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based. The Fund may enter into OTC derivatives. Transactions in the OTC markets generally are conducted between institutions on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Risks of Active Management.   The fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Fund Performance

Because Inflation Protected Securities Fund was not offered prior to the date of this prospectus, no performance information is presented.

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Inflation Protected Securities FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets.

SHAREHOLDER FEES (fees paid directly from your investment)	Class R

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses
Shareholder Servicing Fee	0.15%
Miscellaneous[1]	0.30%
Total Annual Fund Operating Expenses[2]	1.45%

1“Miscellaneous Other Expenses” are based on estimated amounts for the current fiscal year.

2The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 1.10%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$148
3 years	$459

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Policies & Services

Buying and Selling Shares

Inflation Protected Securities Fund issues its shares in multiple classes. This prospectus offers Class R shares.

Class R shares:

  are available to certain tax-deferred retirement plans (including 401(k) and other profit sharing plans, money purchase pension plans, and defined benefit plans).
  are held in a plan level or omnibus account with the transfer agent.
  do not have a front-end sales charge or a deferred sales charge.
  have annual distribution (12b-1) fees of 0.50%.
  have an annual shareholder servicing fee of 0.15%.

Calculating Your Share Price

Your purchase price will be equal to the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

The fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the fund’s board of directors.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming the fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of the fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four-exchange limit described under “Buying and Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the fund and its shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the fund may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy and Sell Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

Class R shares are available to certain tax-deferred retirement plans (including 401(k) and other profit sharing plans, money purchase pension plans, and defined benefit plans), to be held in plan level or omnibus accounts. Class R shares are not available to non-retirement accounts, 403(b) plans, 457 plans, stock bonus plans, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA). Eligible retirement plans generally may open an account and purchase Class R shares by contacting any investment firm or plan administrator authorized to sell the fund’s shares. Participants in retirement plans generally must contact the plan’s administrator to purchase, sell or exchange shares. Shares may be purchased or sold on any day when the New York Stock Exchange is open.

Share purchases by eligible retirement plans must be made by wire transfer. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to: First American Inflation Protected Securities Fund
(investor name and investor account #)

The fund has authorized the plan administrators of retirement plans offering Class R shares to accept orders on the fund’s behalf. As a result, plan participants must place their purchase orders and redemption requests with their plan administrator by 3:00 p.m. Central time in order to receive that day’s price. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If your plan administrator receives a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, the fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying cash. See “Redemption In Kind” on the following page.

12b-1 Fees

The fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows the fund to pay its distributor an annual fee equal to 0.50% of the fund’s average daily net assets

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Policies & Services

Buying and Selling Shares continued

attributable to Class R shares for the distribution and sale of its Class R shares. The fund’s distributor uses the fee to pay commissions to investment firms and plan administrators that sell fund shares.

Because these fees are paid out of the fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Plan

The fund has also adopted a non-12b-1 shareholder servicing plan and agreement. Under this plan and agreement, the fund pays U.S. Bancorp Asset Management a shareholder servicing fee at an annual rate of 0.15% of the fund’s average daily net assets attributable to Class R shares for providing or arranging for the provision of shareholder services to plans or plan participants holding Class R shares. No distribution-related services are provided under this plan and agreement. U.S. Bancorp Asset Management is currently waiving all fees under this plan and agreement. This waiver may be discontinued at any time.

The adviser or the distributor may pay additional fees to investment firms and plan administrators out of their own assets in exchange for sales and/or administrative services performed on behalf of the investment firm’s or plan administrator’s customers.

How to Exchange Shares

If you are a plan participant and your investment goals or your financial needs change, you may exchange your shares for Class R shares of another First American fund offered through your retirement plan. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares.

To exchange your shares, call your plan administrator. In order for your shares to be exchanged the same day, you must call your plan administrator by 3:00 p.m. Central time.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies, or the funds offered through your retirement plan may change, at any time. You will be notified of any changes. The First American funds have the right to limit exchanges to four times per year.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on the fund and its remaining shareholders, the fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with those securities until their disposition.

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Policies & Services

Managing Your Investment

Staying Informed

Shareholder Reports.   Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors’ report.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit its mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations.   Statements summarizing activity in shareholder accounts are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, the fund does not send statements to individuals who have their shares held in an omnibus account, such as retirement plan participants.

Dividends and Distributions

Dividends from the fund’s net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, the fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made by contacting your plan administrator.

Taxes

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions.   The fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are taxable whether they are reinvested or taken in cash (unless your investment is in a retirement plan or other tax-advantaged account).

Dividends from the fund’s net investment income and short-term capital gains are taxable as ordinary income. Distributions of the fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The fund expects that, as a result of its investment objective and strategies, its distributions will consist primarily of ordinary income and that the distributions will not be treated as “qualified dividends” that are taxed at the same rates as long-term capital gains.

Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in the fund’s gross income. Because the fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital. Estimates of inflation may be used in the determination of monthly income dividend rates.

Taxes on Transactions.   The sale of fund shares, or the exchange of the fund’s shares for shares of another First American fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of the fund’s shares for another class of the fund’s shares will not be taxable.

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Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the fund’s investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of June 30, 2004, U.S. Bancorp Asset Management and its affiliates had more than $122 billion in assets under management, including investment company assets of more than $56 billion. As investment advisor, U.S. Bancorp Asset Management manages the fund’s business and investment activities, subject to the authority of the fund’s board of directors. The fund pays the investment advisor a monthly fee for providing investment advisory services equal, on an annual basis, to 0.50% of the fund’s average daily net assets.

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the fund’s investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services.   U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the fund. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of the fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the fund.

Administration Services.   U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services.   Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the fund and receives distribution fees, and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the fund.

Securities Lending Services.   In connection with lending its portfolio securities, the fund pays administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 35% of the fund’s income from these securities lending transactions.

Shareholder Servicing Fees.   The fund pays U.S. Bancorp Asset Management a shareholder servicing fee at an annual rate of 0.15% of the fund’s average daily net assets attributable to Class R shares for providing or arranging for the provision of shareholder services to the holders of its Class R shares.

Portfolio Management

The fund is managed by a team of persons associated with U.S. Bancorp Asset Management.

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Additional Information

More About The Fund

Objective

The fund’s objective, which is described in the “Fund Summary” section, may be changed without shareholder approval. If the fund’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that the fund will achieve its objective.

Investment Strategies

The fund’s principal investment strategies are discussed in the “Fund Summary” section. These are the strategies that the fund’s investment advisor believes are most likely to be important in trying to achieve the fund’s objective. More information about some of these strategies is presented below. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Consistent with its name, the fund has adopted an investment strategy requiring that at least 80% of its net assets (plus the amount of any borrowings for investment purposes) be invested in inflation protected debt securities. You will be notified at least 60 days in advance of any change to this investment strategy.

Investment Approach.   Fund managers generally employ a “top-down” approach in selecting securities for the fund. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the fund. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection.

U.S. Government Agency Securities.    The fund’s investments in inflation protected securities include securities issued by agencies and instrumentalities of the U.S. Government. Currently, there are inflation protected securities available in the secondary market that have been issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Banks (FHLB) and the Tennessee Valley Authority (TVA). The fund also invests in U.S. Government and agency securities that are not inflation protected securities. These securities include securities issued by the Government National Mortgage Association (GNMA), FNMA, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal Farm Credit Bank (FFCB), the U.S. Agency for International Development (U.S. AID), FHLB and TVA. Securities issued by GNMA, TVA and U.S. AID are backed by the full faith and credit of the U.S. Government. Securities issued by FNMA and FHLMC are supported by the right to borrow directly from the U.S. Treasury. The other U.S. Government agency and instrumentality securities in which the fund invests are backed solely by the credit of the agency or instrumentality issuing the obligations. No assurances can be given that the U.S. Government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so.

Effective Maturity.   Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Effective Duration.   Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Temporary Investments.   In an attempt to respond to adverse market, economic, political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the fund’s advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent the fund from achieving its investment objectives.

Portfolio Turnover.   Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities.

Risks

The principal risks of investing in the fund are summarized in the “Fund Summary” section. More information about principal fund risks is presented below.

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Additional Information

More About The Fund continued

Income Risk.   The fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk,” or prepaid, see “Prepayment Risk”) in lower-yielding securities.

Credit Risk.   The fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual.

The fund attempts to minimize credit risk by investing primarily in securities considered at least investment grade at the time of purchase or in unrated securities of comparable quality. The fund may invest up to 10% of its net assets in securities rated lower than investment grade. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

Risks of High-Yield Securities.   A portion of the fund’s portfolio may consist of lower-rated corporate debt obligations, which are commonly referred to as “high-yield” securities or “junk bonds.” Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Liquidity Risk.   The fund is exposed to liquidity risk because of its investments in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance. Infrequent trading may also lead to greater price volatility.

Foreign Security Risk.   International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk.   Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Political and Economic Risks.   International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Foreign Tax Risk.   The fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

Risk of Investment Restrictions.   Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Foreign Securities Market Risk.   Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Information Risk.   Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Call Risk.   Many corporate bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity

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Additional Information

More About The Fund continued

date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Prepayment Risk.   Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as credit card loans, automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. The fund would have to reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Extension Risk.   Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Risks of Securities Lending.   When the fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the fund enters into loan arrangements only with institutions which the fund’s advisor has determined are creditworthy under guidelines established by the fund’s board of directors.

Risks of Derivative Instruments.   The use of derivative instruments exposes the fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities or commodities prices, index prices, currencies or interest rates will not move in the direction that the advisor anticipates; in the case of a credit default swap, the risk that the advisor will incorrectly evaluate the creditworthiness of the company or companies on which the swap is based; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If the fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

The fund’s investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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For More Information

More information about the fund is available in the fund’s Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the fund’s investments will be available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

You can obtain a free copy of the fund’s SAI and/or free copies of the fund’s most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the fund is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROIPSR    10/04

SEC file number:   811-05309

   First American Funds™

October 1, 2004
Prospectus
First American Investment Funds, Inc.
ASSET CLASS ~ Bond Funds

Income Funds Class Y Shares	Inflation Protected Securities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of this fund, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

Table of

Contents

Fund Summary

Inflation Protected Securities Fund

Policies & Services

Buying and Selling Shares

Managing Your Investment

Additional Information

Management

More About The Fund

For More Information

Fund Summary

Introduction

This section of the prospectus describes the objective of the First American Inflation Protected Securities Fund, summarizes the principal investment strategies used by the fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the fund.

An investment in the fund is not a deposit of U.S. Bank National Association and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus and the related Statement of Additional Information do not constitute an offer to sell or a solicitation of an offer to buy shares in the fund, nor shall any such shares be offered or sold to any person in any jurisdiction in which an offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

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Fund Summary

Inflation Protected Securities FUND

Objective

Inflation Protected Securities Fund seeks to provide investors with total return while providing protection against inflation.

Principal Investment Strategies

Under normal market conditions, Inflation Protected Securities Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The fund’s investments in U.S. Government inflation protected securities will include U.S. Treasury inflation-protection securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected bonds issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Up to 20% of the Fund’s assets may be invested in holdings that are not inflation protected. These holdings may include the following:

  domestic and foreign corporate debt obligations.
  securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
  debt obligations of foreign governments.
  residential and commercial mortgage-backed securities.
  asset-backed securities supported by credit card loans, automobile loans, home equity loans, corporate bonds, commercial loans, or other loans or receivables that by their terms convert into cash within a finite time period.
  derivative instruments, as discussed below.

When selecting securities for the fund, the portfolio managers use a “top-down” approach, looking first at general economic factors and market conditions. The managers then select securities that they believe have strong relative value based on an analysis of a security’s characteristics (such as principal value, coupon rate, maturity, duration and yield) in light of these general economic factors and market conditions. The managers will sell securities if the securities no longer meet these criteria, if other investments appear to be a better relative value, to manage the duration of the fund, or to meet redemption requests.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. However, up to 10% of the fund’s net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as “high-yield” securities or “junk bonds”). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Quality determinations regarding unrated securities will be made by the fund’s advisor.

The fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign issuers.

The fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between 8 and 15 years and an average effective duration of between 4 and 10 years. The fund’s weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealer, banks, and other institutions.

The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; interest rate caps and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may also invest

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Fund Summary

Inflation Protected Securities FUND continued

in commodity-linked derivative instruments, including swap agreements on commodity indexes or specific commodities; commodity options, futures and options on futures; and commodity-linked notes. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter (“OTC”) market. The fund will use these derivatives for hedging purposes and not for speculation.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates, inflation and other factors, which means you could lose money. The principal risks of investing in this fund include:

Interest Rate Risk.   Debt securities typically decrease in value when interest rates rise and increase in value when interest rates fall, with longer-term debt securities generally being more sensitive to interest rate changes. However, interest rates on conventional debt securities have two components: a “real” interest rate and an increment that reflects investor expectations of future inflation. Because interest rates on inflation protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the values of inflation protected debt securities are expected to change in response to changes in “real” interest rates. Generally, the value of an inflation protected debt security will fall when real interest rates rise and rise when real interest rates fall. Effective maturity and effective duration, explained in “More About the Fund — Investment Strategies,” are measures of the fund’s interest rate risk. Although inflation protected debt securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in the fund’s value. See “Risks of Indexing Methodology,” below.

Income Risk.   The fund’s income could decline due to falling market interest rates. In addition, the fund’s income distributions are expected to fluctuate significantly more than those of a typical bond fund, since the fund’s income will change with changes in inflation. During periods of extreme deflation, the fund could have no income at all to distribute.

Credit Risk.   An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security.

Call Risk.   During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Tax Consequences of Inflation Adjustments.   Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in the fund’s gross income. Because the fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so.

Risks of Indexing Methodology.   There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation protected security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

Liquidity Risk.   The market for inflation protected debt securities is relatively new and is still developing. For this reason, the market may, at times, have relatively low trading volume, which could result in lower liquidity and increased volatility in prices.

Risks of Mortgage- and Asset-Backed Securities.   Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to reinvest at lower interest rates. This is referred to as “prepayment risk.” On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities and causing their interest rate sensitivity to increase. This is referred to as “extension risk.” For additional explanation, see “Prepayment Risk” and “Extension Risk” in “More About The Fund — Risks.”

Foreign Security Risk.   Investing in the securities of foreign issuers may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

Risks of High-Yield Securities.   A portion of the fund’s portfolio may consist of lower-rated debt obligations, which are commonly called “high-yield” securities or “junk bonds.”

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Fund Summary

Inflation Protected Securities FUND continued

High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

Risks of Securities Lending.   When the fund lends securities, it is subject to the risk that the other party to a securities lending agreement will default on its obligation.

Risks of Derivative Instruments.   The fund will suffer a loss in connection with its use of derivatives if interest rates, currencies, indices, or securities or commodities prices do not move in the direction anticipated by the fund’s advisor when entering into the derivative instruments or, in the case of credit default swaps, if the fund’s advisor does not correctly evaluate the creditworthiness of the company or companies on which the swap is based. The Fund may enter into OTC derivatives. Transactions in the OTC markets generally are conducted between institutions on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Risks of Active Management.   The fund is actively managed and its performance therefore will reflect in part the advisor’s ability to make investment decisions which are suited to achieving the fund’s investment objective. Due to its active management, the fund could underperform other mutual funds with similar investment objectives.

Fund Performance

Because Inflation Protected Securities Fund was not offered prior to the date of this prospectus, no performance information is presented.

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Fund Summary

Inflation Protected Securities FUND continued

Fees and Expenses

The fund does not impose any sales charges (loads) or other fees when you buy, sell, or exchange shares. However, when you hold shares of the fund you indirectly pay a portion of the fund’s operating expenses. These expenses are deducted from fund assets.

SHAREHOLDER FEES (fees paid directly from your investment)	Class Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (as a percentage of average net assets)

Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.30%
Total Annual Fund Operating Expenses[2]	0.80%

1“Other Expenses” are based on estimated amounts for the current fiscal year.

2The advisor intends to voluntarily waive fees during the current fiscal year so that total operating expenses, after waivers, do not exceed 0.60%. Fee waivers may be discontinued at any time.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:

1 year	$82
3 years	$255

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Policies & Services

Buying and Selling Shares

Inflation Protected Securities Fund issues its shares in multiple classes. This prospectus offers Class Y shares.

Class Y shares:

  are sold through banks and other financial institutions that have entered into sales agreements with the fund’s distributor.
  are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts.
  are held in an omnibus account with the transfer agent.
  do not have a front-end sales charge, deferred sales charge, or a distribution fee.

Calculating Your Share Price

Your purchase price will be equal to the fund’s net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central time) every day the exchange is open.

The fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the fund’s board of directors.

Monitoring Short-Term Trading

Some investors attempt to profit through short-term trading, or purchasing and redeeming the fund’s shares within a short time period. Frequent short-term trading may hurt the long-term performance of the fund by disrupting portfolio management strategies and increasing fund expenses. If the advisor believes that a shareholder has engaged in frequent short-term trading, it may refuse to process the shareholder’s purchase request and/or limit or cancel the shareholder’s exchange privileges (in addition to the four-exchange limit described under “Buying and Selling Shares — How to Exchange Shares”).

Although the advisor will attempt to monitor for short-term trading that could be detrimental to the fund and its shareholders, you should understand that this monitoring will not eliminate the possibility that frequent short-term trading in the fund may occur. For example, the ability of the advisor to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts, and approved fee-based program accounts is significantly limited when the underlying shareholder accounts are not maintained by the advisor.

How to Buy and Sell Shares

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means is that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

You may purchase or sell shares by calling your financial institution. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0750-00022
Account Number: 112-952-137
Credit to:  First American Inflation Protected Securities Fund (investor name and investor account #)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. The fund has authorized certain financial institutions (“authorized financial intermediaries”) to accept orders on its behalf. If your financial institution is an authorized financial intermediary, you will receive that day’s price if your order is received by your financial institution by 3:00 p.m. Central time. If your financial institution is not an authorized financial intermediary, it must transmit your order to the fund and the fund must receive your order by 3:00 p.m. Central time in order to receive that day’s price. Contact your financial institution to determine the time by which it must receive your order to be assured same day processing. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

To minimize the effect of large redemption requests, the fund reserves the right to fulfill these redemption requests by distributing readily marketable securities in the fund’s portfolio, rather than paying you in cash. See “Policies & Services — Buying and Selling Shares, Redemption In Kind.”

How to Exchange Shares

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your

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Policies & Services

Buying and Selling Shares continued

fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, your exchange order must be received by the funds or an authorized financial intermediary by 3:00 p.m. Central time.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The First American funds have the right to limit exchanges to four times per year.

Redemption In Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on the fund and its remaining shareholders, the fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of readily marketable securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund’s net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with those securities until their disposition.

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Policies & Services

Managing Your Investment

Staying Informed

Shareholder Reports.   Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the auditors’ report.

In an attempt to reduce shareholder costs and help eliminate duplication, the fund will try to limit its mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations.   Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, the fund does not send statements for funds held in an omnibus account.

Dividends and Distributions

Dividends from the fund’s net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, the fund’s share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you “buy the dividend.” You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

Taxes

Some of the tax consequences of investing in the fund are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions.   The fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from the fund’s net investment income and short-term capital gains are taxable as ordinary income. Distributions of the fund’s long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The fund expects that, as a result of its investment objective and strategies, its distributions will consist primarily of ordinary income and that the distributions will not be treated as “qualified dividends” that are taxed at the same rates as long-term capital gains.

Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in the fund’s gross income. Because the fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital. Estimates of inflation may be used in the determination of monthly income dividend rates.

Taxes on Transactions.   The sale of fund shares, or the exchange of the fund’s shares for shares of another First American fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

If in redemption of his or her shares a shareholder receives a distribution of readily marketable securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of the fund’s shares for another class of the fund’s shares will not be taxable.

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Additional Information

Management

U.S. Bancorp Asset Management, Inc., is the fund’s investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of June 30, 2004, U.S. Bancorp Asset Management and its affiliates had more than $122 billion in assets under management, including investment company assets of more than $56 billion. As investment advisor, U.S. Bancorp Asset Management manages the fund’s business and investment activities, subject to the authority of the fund’s board of directors. The fund pays the investment advisor a monthly fee for providing investment advisory services equal, on an annual basis, to 0.50% of the fund’s average daily net assets.

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Additional Compensation

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the fund’s investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

Custody Services.   U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the fund. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of the fund’s average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the fund.

Administration Services.   U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees, on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc., and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and shareholder accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

Distribution Services.   Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the fund and is reimbursed for its out of pocket expenses incurred while providing distribution and other sub-administrative services for the fund.

Securities Lending Services.   In connection with lending its portfolio securities, the fund pays administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 35% of the fund’s income from these securities lending transactions.

Portfolio Management

The fund is managed by a team of persons associated with U.S. Bancorp Asset Management.

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Additional Information

More About The Fund

Objective

The fund’s objective, which is described in the “Fund Summary” section, may be changed without shareholder approval. If the fund’s objective changes, you will be notified at least 60 days in advance. Please remember: There is no guarantee that the fund will achieve its objective.

Investment Strategies

The fund’s principal investment strategies are discussed in the “Fund Summary” section. These are the strategies that the fund’s investment advisor believes are most likely to be important in trying to achieve the fund’s objective. More information about some of these strategies is presented below. You should be aware that the fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Consistent with its name, the fund has adopted an investment strategy requiring that at least 80% of its net assets (plus the amount of any borrowings for investment purposes) be invested in inflation protected debt securities. You will be notified at least 60 days in advance of any change to this investment strategy.

Investment Approach.   Fund managers generally employ a “top-down” approach in selecting securities for the fund. First, they determine their economic outlook and the direction in which inflation and interest rates are expected to move. Then they choose certain sectors or industries within the overall market. Last, they select individual securities within those sectors for the fund. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection.

U.S. Government Agency Securities.    The fund’s investments in inflation protected securities include securities issued by agencies and instrumentalities of the U.S. Government. Currently, there are inflation protected securities available in the secondary market that have been issued by the Federal National Mortgage Association (FNMA), the Federal Home Loan Banks (FHLB) and the Tennessee Valley Authority (TVA). The fund also invests in U.S. Government and agency securities that are not inflation protected securities. These securities include securities issued by the Government National Mortgage Association (GNMA), FNMA, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal Farm Credit Bank (FFCB), the U.S. Agency for International Development (U.S. AID), FHLB and TVA. Securities issued by GNMA, TVA and U.S. AID are backed by the full faith and credit of the U.S. Government. Securities issued by FNMA and FHLMC are supported by the right to borrow directly from the U.S. Treasury. The other U.S. Government agency and instrumentality securities in which the fund invests are backed solely by the credit of the agency or instrumentality issuing the obligations. No assurances can be given that the U.S. Government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so.

Effective Maturity.   Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Effective Duration.   Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Temporary Investments.   In an attempt to respond to adverse market, economic, political, or other conditions, the fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the fund’s advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent the fund from achieving its investment objectives.

Portfolio Turnover.   Fund managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities.

Risks

The principal risks of investing in the fund are summarized in the “Fund Summary” section. More information about principal fund risks is presented below.

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Additional Information

More About The Fund continued

Income Risk.   The fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk,” or prepaid, see “Prepayment Risk”) in lower-yielding securities.

Credit Risk.   The fund is subject to the risk that the issuers of debt securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for the fund to sell. When the fund purchases unrated securities, it will depend on the advisor’s analysis of credit risk more heavily than usual.

The fund attempts to minimize credit risk by investing primarily in securities considered at least investment grade at the time of purchase or in unrated securities of comparable quality. The fund may invest up to 10% of its net assets in securities rated lower than investment grade. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

Risks of High-Yield Securities.   A portion of the fund’s portfolio may consist of lower-rated corporate debt obligations, which are commonly referred to as “high-yield” securities or “junk bonds.” Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Liquidity Risk.   The fund is exposed to liquidity risk because of its investments in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the fund’s performance. Infrequent trading may also lead to greater price volatility.

Foreign Security Risk.   International investing involves risks not typically associated with U.S. investing. These risks include:

Currency Risk.   Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

Political and Economic Risks.   International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Foreign Tax Risk.   The fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

Risk of Investment Restrictions.   Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Foreign Securities Market Risk.   Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Information Risk.   Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Call Risk.   Many corporate bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity

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Additional Information

More About The Fund continued

date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The fund is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Prepayment Risk.   Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as credit card loans, automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. The fund would have to reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

Extension Risk.   Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

Risks of Securities Lending.   When the fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the fund enters into loan arrangements only with institutions which the fund’s advisor has determined are creditworthy under guidelines established by the fund’s board of directors.

Risks of Derivative Instruments.   The use of derivative instruments exposes the fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities or commodities prices, index prices, currencies or interest rates will not move in the direction that the advisor anticipates; in the case of a credit default swap, the risk that the advisor will incorrectly evaluate the creditworthiness of the company or companies on which the swap is based; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund’s initial investment in that instrument; and, particularly, in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If the fund uses derivative instruments and the advisor’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

The fund’s investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

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For More Information

More information about the fund is available in the fund’s Statement of Additional Information and annual and semiannual reports, and on the First American funds’ Internet Web site.

First American Funds Web Site

Information about the First American funds may be viewed on the funds’ Internet Web site at http://www.firstamericanfunds.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

Annual and Semiannual Reports

Additional information about the fund’s investments will be available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

You can obtain a free copy of the fund’s SAI and/or free copies of the fund’s most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the fund is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

First American Funds P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

PROIPSY    10/04

SEC file number:   811-05309

   First American Funds™

                       INFLATION PROTECTED SECURITIES FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED OCTOBER 1, 2004

         This Statement of Additional Information relates to the Class A, Class
C, Class R and Class Y Shares of Inflation Protected Securities Fund (the
"Fund"), a series of First American Investment Funds, Inc. ("FAIF"). This
Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's current Prospectuses dated October 1, 2004. This
Statement of Additional Information is incorporated into the Fund's Prospectuses by reference. To obtain copies of Prospectuses or the Fund's Annual Report, when one becomes available, at no charge, write the Fund's distributor, Quasar
Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call
Investor Services at 800 677-FUND. Please retain this Statement of Additional
Information for future reference.

                                TABLE OF CONTENTS

                               GENERAL INFORMATION

         First American Investment Funds, Inc. ("FAIF") was incorporated in the
State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc."
The Board of Directors and shareholders, at meetings held January 10, 1991, and
April 2, 1991, respectively, approved amendments to the Articles of
Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to
"First American Investment Funds, Inc."

         FAIF is organized as a series fund and currently issues its shares in
38 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund).
The series to which this Statement of Additional Information relates is
Inflation Protected Securities Fund, which is referred to in this Statement of
Additional Information as the "Fund."

         Shareholders may purchase shares of the Fund through four separate classes, Class A, Class C, Class R and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended ("1940
Act"), the Fund may also provide for variations in other costs among the classes although it has no present intention to do so. In addition, a sales load is imposed on the sale of Class A and Class C Shares of the Fund. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of the Fund represents an equal proportionate interest in the Fund.

         The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

         This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First
American Strategy Funds, Inc. ("FASF"), First American Insurance Portfolios,
Inc. ("FAIP") and eight separate closed-end funds (American Strategic Income
Portfolio Inc., American Strategic Income Portfolio Inc. -- II, American
Strategic Income Portfolio Inc. -- III, American Municipal Income Portfolio
Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota
Municipal Income Fund II Inc., American Select Portfolio Inc., and American
Income Fund, Inc.), collectively referred to as the First American Closed-End
Funds ("FACEF"). The shareholders of FAIP approved the liquidation of the seven portfolios included in such investment company at a meeting held August 17,
2004, and such liquidations were consummated in August and September 2004.

                                       1

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

         The principal investment strategies of the Fund are set forth in the
Fund's Prospectuses. Additional information concerning the principal investment strategies of the Fund, and other investment strategies which may be used by the
Fund, is set forth below. The Fund has attempted to identify investment strategies that will be employed in pursuing its investment objective. However, in the absence of an affirmative limitation, the Fund may utilize any strategy or technique that is consistent with its investment objective. The Fund does not anticipate that any such strategy or technique would exceed 5% of its assets absent specific identification of that practice. Additional information concerning the Fund's investment restrictions is set forth below under
"Investment Restrictions."

         If a percentage limitation on investments by the Fund stated in this section or in "Investment Restrictions" below is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitation on borrowing. Although the Fund is limited to investing in securities with specified ratings or of a certain credit quality, it is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service,
Inc. ("Moody's) are contained in "Ratings" below.

PRINCIPAL INVESTMENT STRATEGIES

Inflation Protected Securities

         Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

         Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.
Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected securities.

         The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation

                                       2

index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

         While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security's maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation protected securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         Any increase in the principal amount of an inflation protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

U.S. Government Securities

         The U.S. government securities in which the Fund may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities.
The U.S. government securities in which the Fund may invest include:

         o    direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

         o    notes, bonds, and discount notes issued and guaranteed by U.S.
              government agencies and instrumentalities supported by the full faith and credit of the United States;

         o    notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding;
              and

         o    notes, bonds, and discount notes of other U.S. government
              instrumentalities supported only by the credit of the
              instrumentalities.

         As noted above, the government securities in which the Fund may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National
Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or the Federal Home Loan
Mortgage Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the
U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See "-- Mortgage-Backed Securities" below for a description of these securities.

Mortgage-Backed Securities

         The Fund may invest in mortgage-backed securities that are Agency
Pass-Through Certificates, private pass-through securities, or collateralized mortgage obligations ("CMOs"), as defined and described below. The Fund does not invest in CMOs as a principal investment strategy.

         Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans.
Distribution of principal and interest on the mortgage loans underlying an
Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The

                                       3

guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the
United States Treasury in an amount which is at any time sufficient to enable
GNMA, with no limitation as to amount, to perform its guarantee.

         FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the
United States has discretionary authority to lend funds to FNMA, neither the
United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks.
Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

         The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration,
while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

         The residential mortgage loans evidenced by Agency Pass-Through
Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans.
Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

         Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of commercial fixed rate, conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii)
protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion.
Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency
Pass-Through Certificates. The Fund will invest only in CMOs which are

                                       4

rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

         CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans.
These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another.
For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or more other classes of the CMO have been paid in full. In addition, for example:

         o    In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

         o    A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

         o    An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

         o    An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

         o    A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

         o    A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

         It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases.
The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. The Fund will not invest more than 10% of its total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

                                       5

Adjustable Rate Mortgage Securities

         The Fund may invest in adjustable rate mortgage securities ("ARMS").
ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

         ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps,
ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

Asset-Backed Securities

         The Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

Floating Rate Debt Obligations

         The Fund may invest in floating rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other such special purpose entities, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on
U.S. Treasury securities.

Fixed Rate Debt Obligations

         The Fund may invest in fixed rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other special purpose entities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall.
Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics.
Therefore, they behave more like floating rate securities with respect to price volatility.

Lending of Portfolio Securities

                                       6

         In order to generate additional income, the Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of
Directors. The Fund will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

         The Advisor may act as securities lending agent for the Fund and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting the Advisor to provide such services and receive such compensation. The Advisor currently receives fees equal to 35% of the Fund's income from securities lending transactions.

         In these loan arrangements, the Fund will receive collateral in the form of cash, United States government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the Fund or the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         When the Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute
"qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities.
See "Taxation."

Options Transactions

         To the extent set forth below, the Fund may purchase and sell (write)
put and call options on interest rate indices, commodity indices, foreign currencies, and securities that they own or have the right to acquire. Such options may be standardized contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, or quoted on Nasdaq or on an over-the-counter market. These transactions will be undertaken for the purpose of reducing risk to the Funds (for "hedging" purposes) or, in the case of options written by the Fund, to produce additional income. Options on futures contracts are discussed below under "-- Futures Contracts and Options on Futures
Contracts."

         OPTIONS ON SECURITIES. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the
"exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, the Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future.
The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         When the Fund sells a put or call option on a security, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price, in the case of a call option, or decrease below the exercise price, in the case of a put option, before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and, in the case of a call option, the security. If the market price of the security covered by the option does increase above the exercise price, in the case of a call option, or decrease below the exercise price, in the case of a put option, before the option expires, however, the option is likely to be exercised by the purchaser.
In the case of a call option, the Fund will be required to sell the

                                       7

security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option. In the case of a put option, the Fund will be required to purchase the security at a price that is higher than the market price.

         OPTIONS ON INTEREST RATE AND COMMODITY INDICES. An option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount.
Settlements for index options are always in cash. The multiplier for index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying index. Options on different indices may have different multipliers.

         OPTIONS ON CURRENCIES. Foreign currency options are discussed in detail below under " -- Foreign Currency Transactions - Foreign Currency Options."

         WRITING OPTIONS. The Fund will write put and call options only if they are "covered." In the case of a call option on a security, the option is
"covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of the securities held by the Fund. For a call option on an index or currency, the option is covered if the Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the
Fund in segregated liquid assets. A put option on a security, currency or index is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is
(i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

         The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying instrument. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the
Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         EXPIRATION OR EXERCISE OF OPTIONS. If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.
Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series
(type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realized a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written

                                       8

is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked price.

         RISKS ASSOCIATED WITH OPTIONS TRANSACTIONS. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill it obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         LIMITATIONS. The Fund will not invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price.

Futures Contracts and Options on Futures Contracts.

         A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity.
An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contracts to the writer of the option, at a specified price and on or before a specified expiration date.

         The Fund may purchase futures contracts and may purchase and write call and put options on futures contracts ("futures options") with respect to, but not limited to, interest rates, commodities, security or commodity indexes and foreign currencies. The Fund's foreign currency futures transactions are discussed in more detail below under " --Foreign Currency Transactions."

         An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

                                       9

Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. The Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

         Futures options possess many of the same characteristics as options on securities, currencies and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         The Fund intends generally to use futures contracts and futures options to hedge against market risk. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by the Fund, the
Fund is required to deposit with its custodian (or broker, if legally permitted)
a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirement on foreign exchanges may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Futures transactions also involve brokerage costs and require the Fund to segregate liquid assets, such as cash, United States Government securities or other liquid obligations equal to at least 100% of its performance under such contracts.

         Although some futures contracts call for making or taking delivery of the underlying currency, securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying currency, security or commodity, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.
Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

                                       10

         The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as regulated investment company under the Internal Revenue Code of
1986, as amended (the "Code").

         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the
Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS. There are several additional risks associated with transactions in commodity futures contracts.

         Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

         Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price.
Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the

                                       11

Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

         Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.
These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities.
Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund's investments to greater volatility than investments in traditional securities.

CFTC Information

         The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool
Operator (a "CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The Fund has filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, is not subject to registration or regulation as a CPO under the CEA.

Foreign Securities

         GENERAL. The Fund may invest up to 20% of its net asset in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign issuers. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

         In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States.
Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United
States domestic issuers.

         FOREIGN SECURITIES EXCHANGES. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested. In addition, settlement problems could cause the Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

                                       12

Foreign Currency Transactions

         The Fund invests in securities which are purchased and sold in foreign currencies. The value of the Fund's assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Fund also will incur costs in converting United States dollars to local currencies, and vice versa.

         The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         The Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. The Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions. See "--Options Transactions" and "Futures and
Options on Futures" above.

         Although a foreign currency hedge may be effective in protecting the
Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.
The Advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Advisor's view regarding future exchange rates proves to have been incorrect, the Fund may realize losses on its foreign currency transactions.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. The Fund will comply with applicable SEC pronouncements requiring it to segregate assets to cover its commitments with respect to such contracts. At the present time, these pronouncements generally require a fund with a long position in a forward foreign currency contract to segregate cash or liquid securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to segregate cash or liquid securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or to the extent that the position has been "covered" by entering into an offsetting position. The Fund generally will not enter into a forward contract with a term longer than one year.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

                                       13

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the
Fund's gain would be offset in part by the premium paid for the option.
Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

                                       14

Interest Rate Caps and Floors

         The Fund may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

Swap Agreements

         The Fund may enter into swap agreements including, but not limited to, agreements on interest rates, currency rates, security or commodity indexes, and specific securities or commodities, and into credit default swap agreements. The
Fund may also enter into options on the foregoing types of swap agreements
("swap options") and in bonds issued by special purpose entities that are backed by a pool of swaps.

         Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment, currency or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular currency, or in a basket of securities or commodities representing a particular index. These swap agreements may include, for example, interest rate swaps, which involve the exchange of a fixed rate of interest for a floating rate of interest, or total return swaps, which involve the exchange of a floating rate of interest for a coupon equal to the total return of a specified market index or commodity index.

         A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

         One example of the use of swaps may be to manage the interest rate sensitivity of the Fund. The Fund might receive or pay a fixed interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the Fund. Or, the Fund may buy or sell swap options to effect the same result. The Fund may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

         Another example of the use of swaps within the Fund is the use of credit default swaps to buy or sell credit protection. Credit default swaps involve the exchange of a monthly interest rate spread over a period of time for the risk of default by an individual corporate borrower or with respect to a basket of securities. A credit default swap enables an investor to buy or sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an upfront or periodic payment to compensate against potential default events. The Fund may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market. The credit protection market is still relatively new and should be considered illiquid.

         Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the
Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount"). The Fund's current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor.

         The use of swap agreements by the Fund entails certain risks. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the Fund. Total return swaps could result in losses if the reference

                                       15

index does not perform as anticipated by the Fund. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

         The Fund will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option it will be obligated, upon exercise of the option, according to the terms of the underlying agreement.

         Because swaps are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.
Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Index- and Other Asset-Linked Notes

         The Fund may invest in index- and other asset-linked notes, which are debt securities the principal amount of or interest rate on which is tied, positively or negatively, to the price of an underlying asset such as a stock or interest-rate index, a commodity, or a commodity index. An example of such an instrument could be a note issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level.

Debt Obligations Rated Less Than Investment Grade

         The Fund may invest in both investment grade and non-investment grade debt obligations. Debt obligations rated BB, B or CCC by Standard & Poor's or
Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "high yield securities" or "junk bonds." The Fund may invest in non-investment grade debt obligations rated at least B by Standard
& Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or in unrated securities determined to be of comparable quality by the Advisor.

         Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by the Fund defaulted, the Fund might incur additional expenses to seek recovery.

         In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for the Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of the
Fund's use of non-investment grade debt obligations may be more dependent on the
Advisor's own credit analysis than is the case with investment grade obligations.

                                       16

NON-PRINCIPAL INVESTMENT STRATEGIES

Short-Term Investments

         The Fund may invest in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of the Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less
(which investments also are subject to an advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Fund may so invest include money market funds advised by U.S. Bancorp Asset Management, Inc., the Fund's investment advisor ("U.S.
Bancorp Asset Management" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission
("SEC") with respect thereto. In order to avoid the payment of duplicative investment advisory fees to the Advisor, which acts as the investment advisor to both the Fund and the related money market funds, the Advisor will reimburse the
Fund an amount equal to that portion of its investment advisory fee received from the related money market funds that is attributable to the assets of the
Fund.

         The Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of United States or foreign banks; Eurodollar time deposits, which are United States dollar-denominated deposits in foreign branches of
United States or foreign banks; and Yankee certificates of deposit, which are
United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, the
Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association
Insurance Fund.

         Short-term investments and repurchase agreements may be entered into on a joint basis by the Fund and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Fund. A brief description of certain kinds of short-term instruments follows:

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Fund also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings."

         BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer.
These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

         VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations
("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised

                                       17

either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

Repurchase Agreements

         The Fund may invest in repurchase agreements. A repurchase agreement involves the purchase by the Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities
("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund) will at all times be maintained in an amount equal to the repurchase price under the agreement
(including accrued interest), the Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The
Advisor will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

         The Fund's custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book
Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

When-Issued and Delayed Delivery Transactions

         The Fund may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered into, but delivery of and payment for the securities take place at a later date. The Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, the Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

         The purchase of securities on a when-issued or delayed delivery basis exposes the Fund to risk because the securities may decrease in value prior to delivery. In addition, the Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to the Fund could prevent the
Fund from realizing a price or yield considered to be advantageous.

         In connection with its ability to purchase securities on a when-issued or delayed delivery basis, the Fund may enter into mortgage "dollar rolls" in which it sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the
Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the
Fund compared with what such performance would have been without the use of mortgage dollar rolls.

         When the Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund's custodian will segregate cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities became significant. Under normal market conditions, however, the Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

                                       18

Brady Bonds

         The Fund may invest in U.S. dollar-denominated "Brady Bonds." These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity.
Those uncollateralized amounts constitute what is called the "residual risk."

         If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S.
Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

Emerging Markets Foreign Securities

         The Fund's investments in foreign securities may include securities issued by the governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii)
the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern
European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

         Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

                                       19

         Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

Collateralized Debt Obligations

         The Fund may invest in Collateralized Debt Obligations ("CDOs").
Similar to CMOs, CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities
(including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as "tranches") of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the
CDO. The types of credit enhancement used include "internal" credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and
"external" credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement,
CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

Zero Coupon Securities

         The Fund may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while zero coupon securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Payment-In-Kind Debentures and Delayed Interest Securities

         The Fund may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

         Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Preferred Stock

         The Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings.
Preferred stock dividends may be cumulative or non-cumulative, participating, or

                                       20

auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

         The Fund may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by the Fund as soon as practicable in an orderly manner (except that the Fund is not required to dispose of any preferred stock so acquired).

Trust Preferred Securities

         The Fund may invest in trust preferred securities. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

Participation Interests

         The Fund may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. The Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Fund may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's, or D by Standard &
Poor's.

                             INVESTMENT RESTRICTIONS

         The Fund is classified under the 1940 Act as a diversified series of an open-end management investment company. This classification cannot be changed without approval by the holders of a majority of the outstanding shares of the
Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The 1940 Act currently requires that, as a diversified fund, the Fund may not, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government or any agency or instrumentality thereof, securities of other investment companies, and cash and cash items
(including receivables).

         In addition to the investment objective and policies set forth in the
Prospectuses and under the caption "Additional Information Concerning Fund
Investments" above, the Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be without approval by the holders of a majority of the outstanding shares of the Fund as defined in the 1940 Act.

         The Fund will not:

         1.       Concentrate its investments in a particular industry. For
                  purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered

                                       21

                  members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the
                  1940 Act, as interpreted or modified from time to time by
                  any regulatory authority having jurisdiction.*

         2.       Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         3.       Purchase physical commodities. This restriction shall not
                  prohibit the Fund from investing in options on commodity
                  indices, commodity futures contracts and options thereon,
                  commodity-related swap agreements, and other commodity-related derivative instruments.

         4.       Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

         5.       Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of
                  portfolio securities, it may be deemed an underwriter under applicable laws.

         6.       Make loans except as permitted under the 1940 Act, as
                  interpreted or modified from time to time by any regulatory authority having jurisdiction.

         For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the Securities and Exchange
Commission, the Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Fund will use industry classifications provided by Bloomberg and Lehman Brothers to determine its compliance with this limitation.

         For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

         For purposes of applying the limitation set forth in number 6 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section
18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

         The following restrictions are non-fundamental and may be changed by
FAIF's Board of Directors without a shareholder vote:

         The Fund will not:

         1. Invest more than 15% of its net assets in all forms of illiquid investments.

         2. Borrow money in an amount exceeding 10% of the Fund's total assets. The Fund will not borrow money for leverage purposes.
            For the purpose of this investment restriction, the use of options and futures transactions and the purchase of
            securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. The Fund will not make additional investments while its borrowings exceed 5% of total assets.

         3. Make short sales of securities.

                                       22

         4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

         With respect to the non-fundamental restriction set forth in number 1 above, the Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of the Fund's net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

         The Board of Directors has adopted guidelines and procedures under which the Fund's investment advisor is to determine whether the following types of securities which may be held by the Fund are "liquid" and to report to the
Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under Section
4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

                                    FUND NAME

         Consistent with its name, the Fund has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, requiring that at least 80% of the
Fund's net assets (plus the amount of any borrowings for investment purposes)
must be invested in inflation protected debt securities. The Fund will provide shareholders with at least 60 days notice in the event of a planned change to the investment strategy. Such notice to shareholders will meet the requirements of Rule 35d-1(c).

                               PORTFOLIO TURNOVER

         A change in the securities held by the Fund is known as "portfolio turnover." The Advisor manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the
Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of the Fund's portfolio turnover, the higher these transactions costs borne by the Fund generally will
be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

         The portfolio turnover rate of the Fund is calculated by dividing (a)
the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased respectively, during the year. Portfolio turnover rates for the
Fund will be provided in the Prospectuses under "Financial Highlights."

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. The Board of Directors is generally responsible for the overall operation and management of FAIF.

                                       23

INDEPENDENT DIRECTORS

----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
                                                                                      NUMBER OF
NAME, ADDRESS,                                                                        PORTFOLIOS IN       OTHER
AND YEAR OF       POSITION(S) TERM OF OFFICE                                          FUND COMPLEX        DIRECTORSHIPS
BIRTH             HELD        AND LENGTH OF            PRINCIPAL OCCUPATION(S)        OVERSEEN BY         HELD BY
                  WITH FUND   TIME SERVED              DURING PAST 5 YEARS            DIRECTOR            DIRECTOR*
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
Benjamin R.       Director    Term expiring earlier    Senior Financial Advisor,      First American      None
Field III,                    of death, resignation,   Bemis Company, Inc. since      Funds Complex:
P.O. Box 1329,                removal,                 2002; Senior Vice President,   eleven registered
Minneapolis,                  disqualification, or     Chief Financial Officer and    investment
Minnesota                     successor duly elected   Treasurer, Bemis, through      companies,
55440-1329                    and qualified.           2002                           including 55
(1938)                        Director of FAIF since                                  portfolios
                              September 2003
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------

----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
Mickey P. Foret,  Director    Term expiring earlier    Consultant to Northwest        First American      ADC Telecom-
P.O. Box 1329,                of death, resignation,   Airlines, Inc. since 2002;     Funds Complex:      munications,
Minneapolis,                  removal,                 Executive Vice President and   eleven registered   Inc.; URS
Minnesota                     disqualification, or     Chief Financial Officer,       investment          Corporation
55440-1329                    successor duly elected   Northwest Airlines, through    companies,          (an
(1945)                        and qualified.           2002                           including 55        engineering
                              Director of FAIF since                                  portfolios          firm);
                              September 2003                                                              Champion
                                                                                                          Airlines,
                                                                                                          Inc.
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------

----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
Roger A.          Director    Term expiring earlier    Retired; Vice President,       First American      None
Gibson,                       of death, resignation,   Cargo - United Airlines,       Funds Complex:
P.O. Box 1329,                removal,                 from July 2001 through July    eleven registered
Minneapolis,                  disqualification, or     2004; Vice President, North    investment
Minnesota                     successor duly elected   America-Mountain Region for    companies,
55440-1329                    and qualified.           United Airlines (1995-2001)    including 55
(1946)                        Director of FAIF since                                  portfolios
                              October 1997
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------

----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
Victoria J.       Director    Term expiring earlier    Investment consultant and      First American      None
Herget,                       of death, resignation,   non-profit board member        Funds Complex:
P.O. Box 1329,                removal,                 since 2001; Managing           eleven registered
Minneapolis,                  disqualification, or     Director of Zurich Scudder     investment
Minnesota                     successor duly elected   Investments through 2001       companies,
55440-1329                    and qualified.                                          including 55
(1952)                        Director of FAIF since                                  portfolios
                              September 2003
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------

----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
Leonard W.        Director    Term expiring earlier    Owner, Executive and           First American      None
Kedrowski,                    of death, resignation,   Management Consulting, Inc.,   Funds Complex:
P.O. Box 1329,                removal,                 a management consulting        eleven registered
Minneapolis,                  disqualification, or     firm; Board member, GC         investment
Minnesota                     successor duly elected   McGuiggan Corporation (DBA     companies,
55440-1329                    and qualified.           Smyth Companies), a label      including 55
(1941)                        Director of FAIF since   printer; former Chief          portfolios
                              November 1993            Executive Officer, Creative
                                                       Promotions International,
                                                       LLC, a promotional award
                                                       programs and products
                                                       company, through October
                                                       2003; Advisory Board Member,
                                                       Designer Doors, a
                                                       manufacturer of designer
                                                       doors, through 2002
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------

----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
Richard K.        Director    Term expiring earlier    Retired; Director, President   First American      None
Riederer,                     of death, resignation,   and Chief Executive Officer,   Funds Complex:
P.O. Box 1329,                removal,                 Weirton Steel through 2001     eleven registered
Minneapolis,                  disqualification, or                                    investment
Minnesota                     successor duly elected                                  companies,
55440-1329                    and qualified.                                          including 55
(1944)                        Director of FAIF since                                  portfolios
                              August 2001
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------

----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
Joseph D.         Director    Term expiring earlier    Owner and President,           First American      None
Strauss,                      of death, resignation,   Excensus(TM) LLC, a consulting    Funds Complex:
P.O. Box 1329,                removal,                 firm, since 2001; Owner and    eleven registered
Minneapolis,                  disqualification, or     President, Strauss             investment
Minnesota                     successor duly elected   Management Company,  a         companies,
55440-1329                    and qualified.           Minnesota holding company      including 55
(1940)                        Director of FAIF since   for various organizational     portfolios
                              September 1991           management business
                                                       ventures; Owner, Chairman
                                                       and Chief Executive Officer,
                                                       Community Resource
                                                       Partnerships, Inc., a
                                                       strategic planning,
                                                       operations management,
                                                       government relations,
                                                       transportation planning and
                                                       public relations
                                                       organization; attorney at law
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------

                                       24

----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
Virginia L.       Chair;      Chair term three         Owner and President,           First American      None
Stringer,         Director    years.  Director term    Strategic Management           Funds Complex:
P.O. Box 1329,                expiring earlier of      Resources, Inc.,  a            eleven registered
Minneapolis,                  death, resignation,      management consulting firm;    investment
Minnesota                     removal,                 Executive Consultant for       companies,
55440-1329                    disqualification, or     State Farm Insurance Company   including 55
(1944)                        successor duly elected                                  portfolios
                              and qualified. Chair
                              of FAIF's Board since
                              September 1997;
                              Director of FAIF since
                              September 1987
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------

----------------- ----------- ------------------------ ------------------------------ ------------------- -------------
James M. Wade,    Director    Term expiring earlier    Owner and President, Jim       First American      None
P.O. Box 1329,                of death, resignation,   Wade Homes, a homebuilding     Funds Complex:
Minneapolis,                  removal,                 company, since 1999            eleven registered
Minnesota                     disqualification, or                                    investment
55440-1329                    successor duly elected                                  companies,
(1943)                        and qualified.                                          including 55
                              Director of FAIF since                                  portfolios
                              August 2001
----------------- ----------- ------------------------ ------------------------------ ------------------- -------------

* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

OFFICERS

----------------------- ----------------- -------------------- --------------------------------------------------------
NAME, ADDRESS, AND      POSITION(S) HELD  TERM OF OFFICE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
YEAR OF BIRTH           WITH FUND         AND LENGTH OF
                                          TIME SERVED
----------------------- ----------------- -------------------- --------------------------------------------------------
Thomas S. Schreier,     President         Re-elected by the    Chief Executive Officer of U.S. Bancorp Asset
Jr., U.S. Bancorp                         Board annually;      Management, Inc. since May 2001; Chief Executive
Asset Management,                         President of FAIF    Officer of First American Asset Management from
Inc.,                                     since February       December 2000 through May 2001 and of Firstar
800 Nicollet Mall,                        2001                 Investment & Research Management Company from February
Minneapolis,                                                   2001 through May 2001; Senior Managing Director and
Minnesota 55402                                                Head of Equity Research of U.S. Bancorp Piper Jaffray
(1962) *                                                       from October 1998 through December 2000; prior to
                                                               October 1988, Senior Airline Analyst and a Director in
                                                               the Research Department, Credit Suisse First Boston
----------------------- ----------------- -------------------- --------------------------------------------------------

----------------------- ----------------- -------------------- --------------------------------------------------------
Mark S. Jordahl,        Vice President    Re-elected by the    Chief Investment Officer of U.S. Bancorp Asset
U.S. Bancorp Asset      - Investments     Board annually;      Management, Inc. since September 2001; President and
Management, Inc.                          Vice President  -    Chief Investment Officer, ING Investment Management -
800 Nicollet Mall,                        Investments of       Americas (September 2000 to June 2001); Senior Vice
Minneapolis,                              FAIF since           President and Chief Investment Officer, ReliaStar
Minnesota 55402                           September 2001       Financial Corp. (January 1998 to September 2000)
(1960) *
----------------------- ----------------- -------------------- --------------------------------------------------------

----------------------- ----------------- -------------------- --------------------------------------------------------
Jeffery M. Wilson,      Vice President    Re-elected by the    Senior Vice President of U.S. Bancorp Asset Management
U.S. Bancorp Asset      - Administration  Board annually;      since May 2001; prior thereto, Senior Vice President
Management, Inc.                          Vice President -     of First American Asset Management
800 Nicollet Mall,                        Administration of
Minneapolis,                              FAIF since March
Minnesota 55402                           2000
(1956) *
----------------------- ----------------- -------------------- --------------------------------------------------------

                                       25

----------------------- ----------------- -------------------- --------------------------------------------------------
Joseph M. Ulrey III,    Treasurer         Re-elected by the    Senior Managing Director, Fund Treasury, since
U.S. Bancorp Asset                        Board annually;      December 2003 and Senior Managing Director, Risk
Management, Inc.                          Treasurer of FAIF    Management and Quantitative Analysis, since May 2001,
800 Nicollet Mall,                        since December 2003  U.S. Bancorp Asset Management, Inc.; from May 2001
Minneapolis,                                                   through December 2001, Senior Managing Director,
Minnesota 55402                                                Securities Lending and Money Market Funds, U.S.
(1958) *                                                       Bancorp Asset Management, Inc.; prior thereto, Senior
                                                               Managing Director, Securities Lending and Money Market
                                                               Funds, First American Asset Management
----------------------- ----------------- -------------------- --------------------------------------------------------

----------------------- ----------------- -------------------- --------------------------------------------------------
Douglas A. Paul,        Chief Compliance  Re-elected by the    Chief Compliance Officer of U.S. Bancorp Asset
U.S. Bancorp Asset      Officer           Board annually;      Management, Inc. since June 2004; prior thereto,
Management, Inc.                          Chief Compliance     Partner, Kirkpatrick & Lockhart LLP since March 2000;
800 Nicollet Mall,                        Officer of FAIF      prior thereto, Director of Compliance, Associate
Minneapolis, MN 55402                     since                General Counsel, Vice President, American Century
(1947)                                    June 2004            Investments.
----------------------- ----------------- -------------------- --------------------------------------------------------

----------------------- ----------------- -------------------- --------------------------------------------------------
James D. Alt,           Secretary         Re-elected by the    Partner, Dorsey & Whitney LLP, a Minneapolis- based
50 South Sixth                            Board annually;      law firm
Street, Suite 1500,                       Assistant
Minneapolis,                              Secretary of FAIF
Minnesota 55402 (1951)                    from September
                                          1998 through June
                                          2002. Secretary of FAIF since June
                                          2002.
----------------------- ----------------- -------------------- --------------------------------------------------------

----------------------- ----------------- -------------------- --------------------------------------------------------
Michael J. Radmer,      Assistant         Re-elected by the    Partner, Dorsey & Whitney LLP, a Minneapolis- based
50 South Sixth          Secretary         Board annually;      law firm
Street, Suite 1500,                       Assistant
Minneapolis,                              Secretary of FAIF
Minnesota 55402 (1945)                    since March 2000;
                                          Secretary of FAIF
                                          from September
                                          1999 through March
                                          2000
----------------------- ----------------- -------------------- --------------------------------------------------------

----------------------- ----------------- -------------------- --------------------------------------------------------
Kathleen L.             Assistant         Re-elected by the    Partner, Dorsey & Whitney LLP, a Minneapolis- based
Prudhomme,              Secretary         Board annually;      law firm
50 South Sixth                            Assistant
Street, Suite 1500,                       Secretary of FAIF
Minneapolis,                              since September
Minnesota 55402 (1953)                    1998
----------------------- ----------------- -------------------- --------------------------------------------------------

----------------------- ----------------- -------------------- --------------------------------------------------------
James R. Arnold,        Assistant         Re-elected by the    Vice President, U.S. Bancorp Fund Services, LLC since
615 E. Michigan         Secretary         Board annually;      March 2002; Senior Administration Services Manager,
Street,                                   Assistant            UMB Fund Services, Inc. through March 2002
Milwaukee, WI 53202                       Secretary of FAIF
(1957)                                    since September
                                          June 2003
----------------------- ----------------- -------------------- --------------------------------------------------------

----------------------- ----------------- -------------------- --------------------------------------------------------
Douglas G. Hess,        Assistant         Re-elected by the    Vice President, U.S. Bancorp Fund Services, LLC since
615 E. Michigan         Secretary         Board annually;      November 2002; prior thereto, Assistant Vice
Street, Milwaukee, WI                     Assistant            President, Fund Compliance Administrator, U.S. Bancorp
53202 (1967) *                            Secretary of FAIF    Fund Services LLC
                                          since September
                                          2001
----------------------- ----------------- -------------------- --------------------------------------------------------

*        Messrs. Schreier, Jordahl, Wilson, and Ulrey are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment advisor for FAIF.  Messrs. Arnold and Hess are officers of U.S. Bancorp Fund Services,
LLC, which is a subsidiary of U.S. Bancorp and which serves as Co-Administrator for FAIF.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

         There are currently three standing committees of the FAIF Board of
Directors: Audit Committee, Pricing Committee and Governance Committee.
Referenced to the "Funds" in the committee descriptions below are to the Fund and each of the other series of FAIF.

                                       26

---------------- ------------------------------------------------ ---------------------------- ------------------------
                               COMMITTEE FUNCTION                      COMMITTEE MEMBERS       NUMBER OF FUND COMPLEX
                                                                                                 COMMITTEE MEETINGS
                                                                                                 HELD DURING FAIF'S
                                                                                                  FISCAL YEAR ENDED
                                                                                                       9/30/04
---------------- ------------------------------------------------ ---------------------------- ------------------------
Audit Committee  The purposes of the Committee are (1) to          Leonard Kedrowski (Chair)              6
                 oversee the Funds' accounting and financial            Benjamin Field
                 reporting policies and practices, their                 Mickey Foret
                 internal controls and, as appropriate, the            Virginia Stringer
                 internal controls of certain service                    (ex-officio)
                 providers; (2) to oversee the quality of the
                 Funds' financial statements and the
                 independent audit thereof; (3) to assist Board
                 oversight of the Funds' compliance with legal
                 and regulatory requirements; and (4) to act as
                 a liaison between the Funds' independent
                 auditors and the full Board of Directors.  The
                 Audit Committee, together with the Board of
                 Directors, has the ultimate authority and
                 responsibility to select, evaluate and, where
                 appropriate, replace the outside auditor (or
                 to nominate the outside auditor to be proposed
                 for shareholder approval in any proxy
                 statement).
---------------- ------------------------------------------------ ---------------------------- ------------------------

---------------- ------------------------------------------------ ---------------------------- ------------------------
Pricing          The Committee is responsible for valuing           Joseph Strauss (Chair)                5
Committee        portfolio securities for which market                  Victoria Herget
                 quotations are not readily available, pursuant           James Wade
                 to procedures established by the Board of             Virginia Stringer
                 Directors.                                              (ex-officio)
---------------- ------------------------------------------------ ---------------------------- ------------------------

---------------- ------------------------------------------------ ---------------------------- ------------------------
Governance       The Committee has responsibilities relating to    Richard Riederer (Chair)               5
Committee        (1) Board and Committee composition                     Roger Gibson
                 (including, interviewing and recommending to           Victoria Herget
                 the Board nominees for election as directors;         Virginia Stringer
                 reviewing Board composition to determine the            (ex-officio)

                 appropriateness of adding individuals with
                 different backgrounds or skills; reviewing the
                 independence of all independent directors;
                 reporting to the Board on which current and
                 potential members of the Audit Committee
                 qualify as Audit Committee Financial Experts;
                 recommending a successor to the Board Chair when
                 a vacancy occurs; and consulting with the Board
                 Chair on Committee assignments); (2) Committee
                 structure and governance (including, at least
                 annually, reviewing each Committee's structure
                 and reviewing each Committee's charter and
                 suggesting changes thereto); (3) director
                 education (including developing an annual
                 education calendar; monitoring independent
                 director attendance at educational seminars and
                 conferences; and developing and conducting
                 orientation sessions for new independent
                 directors); and 4) governance practices
                 (including reviewing and making
                 recommendations regarding director compensation
                 and director expenses; monitoring director
                 investments in the Funds; monitoring compliance
                 with director retirement policies; assisting in
                 the Board self-evaluation process; assisting in
                 the evaluation of Board support by management,
                 Fund counsel and counsel to the independent
                 directors; evaluating legal support provided to
                 the Funds and the directors; reviewing the
                 Board's adherence to industry "best practices;"
                 and reviewing and recommending changes in Board
                 governance policies, procedures and practices).
---------------- ------------------------------------------------ ---------------------------- ------------------------

         The Governance Committee will consider shareholder recommendations for director nominees in the event there is a vacancy on the Board of Directors or in connection with any special shareholders meeting which is called for the purpose of electing directors. FAIF does not hold regularly scheduled annual shareholders meetings. There are no differences in the manner in which the
Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

         A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Riederer), in either case at First
American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

                                       27

          o    the name, address, and business, educational, and/or other pertinent background of the person being recommended;

          o    a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock
               Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

          o    any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

          o    the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a shareholders meeting called for the purpose of electing directors.

FUND SHARES OWNED BY THE DIRECTORS

         The information in the table below discloses the dollar ranges of (i)
each Director's beneficial ownership in FAIF, and (ii) each Director's aggregate beneficial ownership in all funds within the First American Funds complex.

-------------------------- ------------------------------------------- ------------------------------------------------
    NAME OF DIRECTOR       DOLLAR RANGE OF EQUITY SECURITIES IN FAIF   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                              THE FIRST AMERICAN FUNDS COMPLEX*
-------------------------- ------------------------------------------- ------------------------------------------------
Benjamin Field                                  $0                                           $0
-------------------------- ------------------------------------------- ------------------------------------------------
Mickey Foret                                    $0                                           $0
-------------------------- ------------------------------------------- ------------------------------------------------
Leonard Kedrowski                       $50,001 - $100,000                               Over $100,000
-------------------------- ------------------------------------------- ------------------------------------------------
Roger Gibson                               $1 - $10,000                                 $10,001-$50,000
-------------------------- ------------------------------------------- ------------------------------------------------
Victoria Herget                                 $0                                           $0
-------------------------- ------------------------------------------- ------------------------------------------------
Joseph Strauss                             $1 - $10,000                                 Over $100,000
-------------------------- ------------------------------------------- ------------------------------------------------
Richard Riederer                           $1 - $10,000                               $50,001-$100,000
-------------------------- ------------------------------------------- ------------------------------------------------
Virginia Stringer                          Over $100,000                                Over $100,000
-------------------------- ------------------------------------------- ------------------------------------------------
James Wade                               $10,001 - $50,000                              Over $100,000
-------------------------- ------------------------------------------- ------------------------------------------------

         * The dollar range disclosed is based on the value of the securities as of December 31, 2003.

         As of December 31, 2003, none of the independent Directors or their immediate family members owned, beneficially, or of record, any securities in
(i) an investment advisor or principal underwriter of the Fund or (ii) a person
(other than a registered investment company) directly of indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

APPROVAL OF INVESTMENT ADVISORY CONTRACT

         The Board of Directors reviewed and approved the Advisory Agreement with respect to the Fund on September 16, 2004. In connection with its approval, the Board of Directors reviewed and considered the following factors :

          o    the terms of the Advisory Agreement, including the nature and scope of services to be provided by the Advisor to the Fund
               (which the Board believed are comprehensive in light of the nature of the Fund);

          o    the structure and rate of the fees charged to the Fund by the
               Advisor under the Advisory Agreement, as compared to the advisory fees paid by similar funds managed by other investment advisors
               (with the Board believing that the Fund's fees are reasonable);

                                       28

          o    the total fees and expenses to be paid by the Fund, taking into account expense limitations, as compared to the total fees and expenses paid by similar funds managed by other investment advisors (with the Board believing that the Fund's estimated total fees and expenses are reasonable);

          o    the adviser's undertaking to consult the Board prior to
               implementing any changes to voluntary expense limitations;

          o    the nature and scope of the investment advisory services
               anticipated to be provided by the Advisor to the Fund, in light of the experience and qualifications of the Advisor and its personnel, the Advisor's financial condition, and the terms of the Advisory Agreement.

         The Board was advised and assisted by counsel to the independent directors and fund counsel. On the basis of the Board's review and analysis of the foregoing information, the Board found in the exercise of its business judgment that the terms of the Advisory Agreement are fair and reasonable and in the best interest of shareholders of the Fund. No single factor or group of factors was deemed to be determinative by the Board in making these judgments.
Instead, the Board based its decisions on the totality of the information which it requested and reviewed.

COMPENSATION

                  The First American Family of Funds, which includes FAIF, FAF,
FASF and FACEF (the portfolios of FAIP were liquidated in August and September of 2004), currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $40,000 ($60,000 in the case of the Chair). The
Fund Review Liaison receives an additional annual retainer of $10,000. In addition, directors are paid the following fees for attending Board and committee meetings:

          o    $5,000 per day for in-person attendance at Board of Directors meetings ($7,500 per day in the case of the Chair);

          o    $2,500 per day for telephonic attendance at Board of Directors meetings ($3,750 in the case of the Chair);

          o    $2,500 for in-person attendance at any committee meeting ($3,750 in the case of the committee chair); and

          o    $1,250 for telephonic attendance at any committee meeting ($1,875 in the case of the committee chair).

Directors also receive $2,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on
Fund business and to attend mutual fund industry conferences or seminars. The amounts specified in this paragraph are allocated among the funds in the First
American Family of Funds on the basis of net assets.

         The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the
Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years.
The Plan will remain unfunded for federal income tax purposes under the Internal
Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

                                       29

         Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which James D. Alt, Secretary, and Michael J. Radmer and Kathleen L.
Prudhomme, Assistant Secretaries, of FAIF, FAF, FASF, FAIP and FACEF, are
partners.

         The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by
FAIF, FAF, FASF, FAIP and FACEF collectively (column 5) during the fiscal year ended September 30, 2004. No executive officer or affiliated person of FAIF received any compensation from FAIF in excess of $60,000 during such fiscal year:

----------------------------------- ------------------ --------------------- -------------------- ----------------------

                                    AGGREGATE          PENSION OR                                 TOTAL COMPENSATION
                                    COMPENSATION       RETIREMENT BENEFITS   ESTIMATED ANNUAL     FROM REGISTRANT AND
NAME OF PERSON, POSITION            FROM               ACCRUED AS PART OF    BENEFITS UPON        FUND COMPLEX PAID TO
                                    REGISTRANT (1)     FUND EXPENSES         RETIREMENT           DIRECTORS (2)
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Benjamin R. Field III, Director         $44,398               -0-                   -0-               $121,250
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Mickey P. Foret, Director                43,482               -0-                   -0-                118,750
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Roger A. Gibson, Director                38,867               -0-                   -0-                113,750
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Victoria J. Herget, Director             40,278               -0-                   -0-                110,000
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Leonard W. Kedrowski, Director           46,192               -0-                   -0-                145,625
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Richard K. Riederer, Director            47,144               -0-                   -0-                128,750
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Joseph D. Strauss, Director              45,542               -0-                   -0-                124,375
----------------------------------- ------------------ --------------------- -------------------- ----------------------
Virginia L. Stringer, Director &         71,860               -0-                   -0-                196,250
Chair
----------------------------------- ------------------ --------------------- -------------------- ----------------------
James M. Wade, Director                  43,482               -0-                   -0-                118,750
----------------------------------- ------------------ --------------------- -------------------- ----------------------

(1)      Included in the Aggregate Compensation From Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $18,041; and Leonard W.
         Kedrowski, $46,192.

(2)      Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger
         A. Gibson, $56,875; and Leonard W. Kedrowski, $145,625.
------------------------------------

SALES LOADS

         Purchases of the Fund's Class A Shares by the Advisor, any sub-advisor to any series of FAIF, any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge.

                                 CODE OF ETHICS

         First American Investment Funds, Inc., U.S. Bancorp Asset Management,
Inc, and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to
Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. These Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.

                              PROXY VOTING POLICIES

GENERAL PRINCIPLES

         The Advisor is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, the Advisor has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is the advisor's duty to vote proxies in the best interests of clients in a timely and responsive manner. In voting proxies, the
Advisor also seeks to maximize total investment return for clients.

                                       30

         The Advisor's Investment Policy Committee, comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The Investment Policy Committee is responsible for (1)
approving the proxy voting policies and procedures, (2) for overseeing the proxy voting process, and (3) for reviewing the proxy voting record on a regular basis.

POLICIES AND PROCEDURES

         Policies. The Investment Policy Committee, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of
ISS, a leading national provider of proxy voting administrative and research services. As a result, such policies set forth the advisor's positions on recurring proxy issues and criteria for addressing non-recurring issues. A summary of these policies is attached. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS's policies, the Advisor maintains the fiduciary responsibility for all proxy voting decisions. In extraordinary situations, the Investment Policy Committee may decide to override a standard policy position for a particular vote, depending on the specific factual circumstances.

         Procedures. Responsibility for certain administrative aspects of proxy voting rests with the Advisor's Proxy Voting Administration Committee, which reports to the Investment Policy Committee. The Proxy Voting Administration
Committee also supervises the relationship with two outside firms that assist with the process, ISS and ADP Financial Services. These firms apprise of shareholder meeting dates, forward proxy voting materials, provide the Advisor with research on proxy proposals and voting recommendations and cast the actual proxy votes. ISS also serves as the Advisor's proxy voting record keeper and generates reports on how proxies were voted.

         Conflicts of Interest. As an affiliate of U.S. Bancorp, currently the eighth largest financial services holding company in the United States, the
Advisor recognizes that there are numerous situations wherein it may have a theoretical or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies also may have personal or familial relationships with the U.S.
Bancorp enterprise and its employees that could give rise to conflicts of interest.

         Although the Advisor strongly believes that, regardless of such real or theoretical conflicts of interest, it would always vote proxies in its clients'
best interests, by adopting ISS's policies and generally deferring to ISS's recommendations, the Advisor believes the risk related to conflicts will be minimized.

         To further minimize this risk, the Investment Policy Committee has also reviewed ISS's conflict avoidance policy and has concluded that it adequately addresses both the theoretical and actual conflicts of interest the proxy voting service may face.

         In the event an extraordinary situation arises in which (1) the
Investment Policy Committee determines it is necessary in clients' best interests to override a standard policy or (2) it is determined that ISS faces a material conflict of interest with respect to a specific vote, the Investment
Policy Committee will direct ISS how to vote. Before doing so, however, the
Proxy Voting Administration Committee will confirm that the Advisor and the
Investment Policy Committee face no material conflicts of the nature discussed above.

         If the Proxy Voting Administration Committee concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the Investment Policy Committee. Such actions could include, but are not limited to:

          o    Obtaining instructions from the affected clients on how to vote the proxy;
          o    Disclosing the conflict to the affected clients and seeking their consent to permit the Advisor to vote the proxy;
          o    Voting in proportion to the other shareholders;
          o    Recusing an Investment Policy Committee member from all
               discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or
          o    Following the recommendation of a different independent third party.

                                       31

         In addition to all of the above, members of the Investment Policy
Committee and the Proxy Voting Administration Committee must notify the
Advisor's Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how the Advisor should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the Advisor's Chief Executive Officer and the
General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the
U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the Investment Policy Committee shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

REVIEW AND REPORTS

     On a calendar quarterly basis, the Proxy Voting Administration Committee will review the proxy voting record to assess a number of matters, including the following:

          o    Whether proxy statements were timely forwarded to ISS;
          o    Whether proxy votes were cast on a timely basis;
          o    Whether proxy votes were cast consistent with the policies; and
          o    Where the guidelines were overridden, whether such vote was communicated to ISS in a timely manner and voted consistent with the communication.

     The Proxy Voting Administration Committee will prepare a report on this review for submission to the Investment Policy Committee. Such report will also review all identified conflicts and how they were addressed during the quarter.

     The Investment Policy Committee, on a calendar quarterly basis, will review the report of the Proxy Voting Administration Committee, as well as ISS's proxy voting policies and conflict of interest policies. The purpose of this review is to ensure the Advisor is voting proxies in a timely and responsive manner in the best interests of clients. With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds.

     The actual proxy voting records of the First American Funds will be filed with the U.S. Securities Exchange Commission and will be available to shareholders after June 30, 2004. Such records will be available on the First
American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov.

         The Advisor's separately managed account clients should contact their relationship manager for more information on the Advisor's policies and the proxy voting record for their account.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.       AUDITORS

Vote for proposals to ratify auditors, unless any of the following apply:

          o    An auditor has a financial interest in or association with the company, and is therefore not independent
          o    Fees for non-audit services are excessive, or
          o    There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

                                       32

         Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by
ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.       SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

                                       33

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends a vote in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a
CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by
ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

                                       34

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o    It is intended for financing purposes with minimal or no dilution to current shareholders

o    It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

         Votes with respect to compensation plans should be determined on a case-by-case basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders'
equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power.
Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o    Historic trading patterns
o    Rationale for the repricing
o    Value-for-value exchange
o    Option vesting
o    Term of the option
o    Exercise price
o    Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o    Purchase price is at least 85 percent of fair market value
o    Offering period is 27 months or less, and
o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

                                       35

10.      SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISOR

         U.S. Bancorp Asset Management, Inc. (the "Advisor"), 800 Nicollet Mall,
Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Fund. The Advisor is a wholly owned subsidiary of U.S. Bank National
Association ("U.S. Bank"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, a
national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is a subsidiary of U.S. Bancorp, 800
Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At June 30, 2004,
U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $190 billion, consolidated deposits of $120 billion and shareholders' equity of $18 billion.

         Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the
"Advisory Agreement") as amended, FAIF engaged U.S. Bank, through its First
American Asset Management division ("FAAM"), to act as investment Advisor for, and to manage the investment of, the assets of the series of FAIF then in existence. The Advisory Agreement was assigned to the Advisor on May 2, 2001, and amended to provide for the provision of services to the Fund on September
16, 2004. The monthly fees paid to the Advisor are equal, on an annual basis, to
0.50% of the Fund's average daily net assets (before any waivers).

         The Advisory Agreement requires the Advisor to arrange, if requested by
FAIF, for officers or employees of the Advisor to serve without compensation from the Fund as directors, officers, or employees of FAIF if duly elected to such positions by the shareholders or directors of FAIF. The Advisor has the authority and responsibility to make and execute investment decisions for the
Fund within the framework of the Fund's investment policies, subject to review by the Board of Directors of FAIF. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Fund, including the Fund's distributor, shareholder services agent, custodian, and accounting agent, and for periodically reporting to FAIF's Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Fund with the necessary personnel, office facilities, and equipment to service the Fund's investments and to discharge its duties as investment advisor of the Fund.

         In addition to the investment advisory fee, the Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services.
The Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FAIF may have an obligation to indemnify its directors and officers with respect to such litigation. The
Advisor will be liable to the Fund under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the
Board of Directors or the investment objectives and policies of the Fund. The
Advisor has agreed to indemnify the Fund with respect to any loss, liability, judgment, cost or penalty that the Fund may suffer due to a breach of the
Advisory Agreement by the Advisor.

         The Advisor may agree to a voluntary fee waiver for the Fund, which will be set forth in the Fund's Prospectuses. Any such fee waiver (or reimbursement) may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Fund from time to time, in its discretion, while retaining the ability to be reimbursed by the Fund for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering the
Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may
be.

                                       36

ADMINISTRATOR

         U.S. Bancorp Asset Management and U.S. Bancorp Fund Services, LLC
("USBFS"), 615 East Michigan Street, Milwaukee, WI 53202 (collectively the
"Administrators"), serve as co-Administrators pursuant to a Co-Administration
Agreement between the Administrators and the FAIF, dated as of October 1, 2001
("Co-Administration Agreement"). USBFS is a subsidiary of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators provide, or compensate others to provide, services to the Fund. These services include various oversight and legal services, accounting services, dividend disbursing services and shareholder services. Pursuant to the Co-Administration Agreement, USBFS also serves as the Fund's transfer agent. The Fund pays the Administrators fees which are calculated daily and paid monthly, equal to the Fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to
$8 billion, 0.235% on the next $17 billion of aggregate average daily net assets, 0.22% on the next $25 billion of aggregate average daily net assets, and
0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of this Agreement, the First American fund family includes all series of FAF, FASF,
FAIF and FAIP.) In addition, the Fund pays annual fees of $18,500 per CUSIP, shareholder account maintenance fees of $9 to $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

DISTRIBUTOR

         Quasar Distributors, LLC ("Quasar" or the "Distributor") serves as the distributor for the Fund's shares. The Distributor is a wholly-owned subsidiary of U.S. Bancorp. The Distributor serves as distributor for the Class A and Class
Y Shares pursuant to a Distribution Agreement dated October 1, 2001 between itself and FAIF, as distributor for the Class C Shares pursuant to a
Distribution and Service Agreement dated October 1, 2001 between itself and
FAIF, and as distributor for the Class R Shares pursuant to a Distribution
Agreement dated June 30, 2004 between itself and FAIF. These agreements are referred to collectively as the "Distribution Agreements."

         Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

         Under the Distribution Agreements, FAIF has granted to the Distributor the exclusive right to sell shares of the Fund as agent and on behalf of the
Fund. The Distributor pays compensation pursuant to the Distribution Agreements to securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor. U.S. Bancorp Investment
Services, Inc. ("USBI"), a broker-dealer affiliated with the Advisor, and U.S.
Bank, are Participating Institutions. Participating Institutions that enter into sales agreements with the Fund's Distributor to perform share distribution services may receive a commission on such sales of the Fund and other series of
FAIF equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million.

         The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A
Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the
Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares of the Fund for that month.

         The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C
Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C
Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The
Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.

                                       37

         The Class R Shares pay to the Distributor a distribution fee at the annual rate of 0.50% of the average daily net assets of Class R Shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to Participating Institutions in connection with sales of Class R Shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R shares. This fee is calculated and paid each month based on average daily net assets of the Class R
Shares.

         The Distributor receives no compensation for distribution of the Class
Y Shares.

         The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those
Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1
Plans of Distribution or in any agreement related to such plans.

         FAIF has entered into a Shareholder Service Plan and Agreement with
U.S. Bancorp Asset Management, under which U.S. Bancorp Asset Management has agreed to provide FAIF, or will enter into written agreements with other service providers pursuant to which the service providers will provide FAIF, one or more specified shareholder services to beneficial owners of Class R Shares. U.S.
Bancorp Asset Management has agreed that the services provided pursuant to the
Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Class R Shares. Pursuant to the Shareholder Service Plan
and Agreement, the Fund has agreed to pay U.S. Bancorp Asset Management a fee at an annual rate of 0.15% of the average net asset value of the Class R Shares, computed daily and paid monthly. U.S. Bancorp Asset Management is to pay any shareholder service providers with which it enters into written agreements out of this amount. U.S. Bancorp Asset Management is currently waiving the payment of all fees under the Shareholder Service Plan and Agreement. This waiver may be discontinued at any time.

         FAIF has also adopted Plans of Distribution with respect to the Class
A, Class C and Class R Shares of the Funds pursuant to Rule 12b-1 under the 1940
Act (collectively, the "Plans"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A and Class C Shares and authorize the Fund to pay the Distributor distribution and/or shareholder servicing fees. Each of the Plans is a "compensation-type" plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. The distribution fees under each of the plans are used for primary purpose of compensating broker-dealers for their sales of Fund shares. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. The Class C Plan authorizes the Distributor to retain the contingent deferred sales charge applied on redemptions of Class C Shares, except that portion which is reallowed to Participating Institutions. The Plans recognize that the Distributor and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class C and Class R Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the
Advisor at any time.

CUSTODIAN AND AUDITORS

         CUSTODIAN. The custodian of the Fund's assets is U.S. Bank (the
"Custodian"), 415 Walnut Street, Cincinnati, OH 45202. The Custodian is a
subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. All of the instruments representing the investments of the
Fund and all cash are held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of
Directors.

         As compensation for its services to the Fund, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.01% of the Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Fund. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

                                       38

         AUDITORS. Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis,
Minnesota 55402, serves as the Fund's independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor.

         In selecting a broker-dealer to execute securities transactions, the
Advisor considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. However, a predominant factor in selecting a broker-dealer to execute securities transactions is often the nature and quality of any brokerage and research services provided by the broker-dealer. The Fund may pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as "paying up"). The Fund may pay up in recognition of the value of brokerage and research services provided to the Advisor by the broker-dealer. In such cases, the Fund is in effect paying for the brokerage and research services in so-called "soft-dollars". However, the Advisor would authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the
Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the
Fund.

         The types of brokerage services the Advisor receives from
broker-dealers include automated equity trade order entry and execution systems and systems which provide an automated DTC interface to facilitate securities trading, clearance and settlement. Such brokerage services may be provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and record-keeping services into one package.
The types of research services the Advisor receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S.
Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decision making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Advisor by, or through, broker-dealers.

         The research products and services the Advisor receives from broker-dealers are supplemental to, and do not necessarily reduce, the Advisor's own normal research activities. As a practical matter, however, it would be impossible for the Advisor to generate all of the information presently provided by broker-dealers. The expenses of the Advisor would be materially increased if it attempted to generate such additional information through its own staff. To the extent that the Advisor could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Advisor is relieved of expenses that it might otherwise bear when such services are provided by broker-dealers.

         As a general matter, the brokerage and research products and services the Advisor receives from broker-dealers are used to service all of its respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions.

         In some cases, the Advisor may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record-keeping, administration or marketing. In such cases, the Advisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Advisor has a conflict of interest in making such decisions.
Subject to its best price and execution

                                       39

responsibilities, the Advisor may consider the placement of orders by securities firms for the purchase of Fund shares as a factor in allocating portfolio transactions.

         Although some of the Fund's portfolio transactions may involve payment of a brokerage commission, most transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Fund typically deals with market makers unless it appears that better price and execution are available elsewhere.

         It is expected that the Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commissions on United States transactions.
There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

         Foreign equity securities may be held in the form of American
Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or
securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the
United States or overseas. The foreign and domestic debt securities and money market instruments in which the Fund may invest are generally traded in the over-the-counter markets.

         The Fund does not effect any brokerage transactions in its portfolio securities with any broker or dealer affiliated directly or indirectly with the
Advisor or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Fund, as determined by the
Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Fund as the Fund can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

                                  CAPITAL STOCK

         Each share of the Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Fund have no preemptive or conversion rights.

         Each share of the Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series.
The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only the
Fund, the shares of the Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to the Fund or to approve, disapprove or alter a distribution plan.
The Bylaws of FAIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Maryland law and the 1940 Act.

         As of September 30, 2004, there were 40 shares of the Fund outstanding, all of which were held by U.S. Bancorp Asset Management, Inc.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The public offering price of the shares of the Fund generally equals the Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the
Fund's Prospectuses.

         The net asset value of the Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The
NYSE is not open for business on the following holidays (or on the

                                       40

nearest Monday or Friday if the holiday falls on a weekend): New Year's Day,
Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday,
Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and
Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by the Fund are traded on days that the Fund is not open for business, the Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares.
This may occur, for example, where a Fund holds securities which are traded in foreign markets.

                                    TAXATION

         The Fund intends to fulfill the requirements of Subchapter M of the
Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         With respect to the Fund's investments in U.S. Treasury inflation protected securities and other inflation protected securities that accrue inflation into their principal value, the Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. The Fund will be required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount.
Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

         Some of the investment practices that may be employed by the Fund will be subject to special provisions that, among other things, may defer the use of certain losses of the Fund, affect the holding period of the securities held by the Fund and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as closed out) or to accrue original discount, both of which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities. The
Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investments company.

         It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of gross income from investment securities.

         Any loss on the sale or exchange of shares of the Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the Fund within 30 days before or after such sale or exchange.
Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution.

         For federal tax purposes, if a shareholder exchanges shares of the Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see
"Managing Your Investment -- Exchanging Shares" in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged.
Furthermore, if a shareholder carries out the exchange within 90 days of purchasing shares on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other
FAIF Fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in

                                       41

determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

         Pursuant to the Code, distributions of net investment income by the
Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate).
Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. The Fund will report annually to its shareholders the amount of any withholding.

         A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes of (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of
Additional Information.

                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

         The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a
13-month letter of intent.

         QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: The Fund will combine purchases made by an investor, the investor's spouse, and the investor's children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

         The sales charge discount will be determined by adding (i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus
(ii) the purchase price of the Class A, Class B and Class C shares of any other
First American fund (other than a money market fund) or any fund managed by
Country Capital Management Company that you are concurrently purchasing, plus
(iii) the higher of the current net asset value or the original purchase price of Class A, Class B and Class C shares of the Fund or any other First American fund (other than a money market fund) or fund managed by Country Capital
Management Company that you already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

         LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A, Class B or Class C shares in the Fund, other First
American funds (other than money market funds), or funds managed by Country
Capital Management Company, over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold a percentage equal to the maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

         The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

                                       42

         A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days. Absent complete and current notification from the investor or from his or financial institution to the Fund, the investor may not realize the benefit of a reduced sales charge.

SALES OF CLASS A SHARES AT NET ASSET VALUE

         Purchases of the Fund's Class A Shares by the Advisor, the Sub-Advisor
to any other FAIF fund, any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge.

         The Fund's Class A Shares also may be purchased at net asset value without a sales charge by:

          o    fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers;

          o    purchasers through "one-stop" mutual fund networks through which the Fund is made available;

          o    purchasers participating in asset allocation "wrap" accounts offered by the Advisor or any of its affiliates,

          o    retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in
               Sections 401(k), 403(b) and 457 of the Internal Revenue Code and
               "rabbi trusts"), which plans and trusts purchase through
               "one-stop" mutual fund networks, or for which an affiliate of the
               Advisor acts as trustee or administrator;

          o    bank trust departments; and

          o    individuals rolling over assets into an IRA from a retirement plan that offered First American funds.

         Class A shares may be purchased without a sales charge by
non-retirement accounts if the purchase, when aggregated with certain other purchases as described in the Fund's Class A and C share prospectus, totals $1 million or more. Your investment professional or financial institution may receive a commission equal to 1.00% on purchases of $1 million to $3 million,
0.50% on purchases in excess of $3 million up to $10 million, and 0.25% on purchases in excess of $10 million. The Equity Index Fund, Mid Cap Index Fund, and Small Cap Index Fund series of FAIF (the "Index Funds") may be used in the calculation to reach purchases of $1 million or more, but a commission is paid only on Class A shares of First American Funds other than the Index Funds. Note that your investment professional or financial institution will only receive a commission equal to the rate required by the actual investment (without taking into account aggregation). For example, if your aggregated investments, including your current investment, total $6 million, but your current investment equals $2 million, your investment professional or financial institution may receive a commission equal to 1.00% of $2 million. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months.

         Class A Shares may also be purchased without a sales charge by 401(k),
403(b) and 457 plans, and Profit sharing and Pension plans, which invest $1 million or more. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver.
Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Fund's distributor to perform share distribution services may receive a commission on such sales of the Fund equal to 0.25% on purchases in excess of $10 million. If such a commission is paid, the plan will be assessed a contingent deferred sales charge (CDSC) of 0.25% if it sells the shares within 18 months. A commission is paid only on Class A shares of First American Funds other than the Index Funds.

                                       43

         If Class A Shares of the Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A
Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of the Fund, there may be tax consequences.

                   ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY TELEPHONE

         A shareholder may redeem shares of the Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Fund as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the
Fund. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Fund's agent for the purpose of accepting redemption requests, and the Fund will be deemed to have received a redemption request upon receipt of the request by the financial institution.

         Shareholders who did not purchase their shares of the Fund through a financial institution may redeem their shares by telephoning Investor Services at 800 677-FUND. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the
Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The
Fund may limit telephone redemption requests to an aggregate of $50,000 per day across the First American fund family.

         In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrators nor the Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrators and the Fund will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrators examine each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrators subsequently send confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrators and the Fund may be liable for any losses due to unauthorized or fraudulent telephone transactions.

BY MAIL

         Any shareholder may redeem Fund shares by sending a written request to the Administrators, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

                                       44

         Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

          o    a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the
               Federal Deposit Insurance Corporation ("FDIC");

          o    a member firm of the New York, American, Boston, Midwest, or
               Pacific Stock Exchanges or of the National Association of
               Securities Dealers;

          o    a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

          o    any other "eligible guarantor institution," as defined in the
               Securities Exchange Act of 1934.

         The Fund does not accept signatures guaranteed by a notary public.

         The Fund and the Administrators have adopted standards for accepting signature from the above institutions. The Fund may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Fund and the Administrators reserve the right to amend these standards at any time without notice.

REDEMPTIONS BEFORE PURCHASE INSTRUMENTS CLEAR

         When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrators are reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.

                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Fund is not required to dispose of a security if its rating declines after it is purchased, although it may consider doing so.

RATINGS OF LONG-TERM CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

         STANDARD & POOR'S

         AAA: An obligation rated AAA has the highest rating assigned by
         Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                                       45

         BBB: An obligation rated BBB exhibits adequate protection parameters.
         However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &
         Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         MOODY'S

         AAA: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

                                       46

         BAA: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

         BA: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA: Bonds and preferred stock that are rated Caa are of poor standing.
         Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

RATINGS OF MUNICIPAL NOTES

         STANDARD & POOR'S

         SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

         MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

         MIG 1/VMIG 1: This designation denotes the superior credit quality.
         Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         MIG 3/VMIG 3: This designation denotes acceptable credit quality.
         Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                                       47

None of the Funds will purchase MIG 2/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S

         Commercial paper ratings are graded into four categories, ranging from
"A" for the highest quality obligations to "D" for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

         A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         MOODY'S

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.
None of the Funds will purchase Prime-3 commercial paper.

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          o    Leading market positions in well-established industries.

          o    High rates of return on funds employed.

          o    Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          o    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          o    Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

                                       48